                                                                     EXHIBIT 4.9









                       SERIES 1997-1 LIQUIDITY AGREEMENT,


                          Dated as of October 29, 1997,


                                      among


                        REPUBLIC INDUSTRIES FUNDING CORP.


                         CERTAIN FINANCIAL INSTITUTIONS,
                            as the Liquidity Lenders,


                                       and


                           CREDIT SUISSE FIRST BOSTON,
                    as the Series 1997-1 Liquidity Agent for
                             the Liquidity Lenders,

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1.       Definitions..............................................................3
SECTION 1.2.       Cross References; Headings...............................................3
SECTION 1.3.       Accounting and Financial Determinations; No Duplication..................4
SECTION 1.4.       Interpretation...........................................................4

                                   ARTICLE II

                           COMMERCIAL PAPER OPERATIONS

SECTION 2.1.       Issuance of Commercial Paper Notes.......................................5
SECTION 2.2.       Conditions to the Issuance of Commercial Paper Notes.....................6
SECTION 2.2.1.     Representations and Warranties...........................................6
SECTION 2.2.2.     No Liquidity Agreement Amortization Event................................7
SECTION 2.2.3.     Available Liquidity Commitment...........................................7
SECTION 2.2.4.     No CP Borrowing Base Deficiency..........................................7
SECTION 2.2.5.     Borrowing Base Certificates..............................................7
SECTION 2.2.6.     Non-Payment of Series 1997-1 Notes.......................................7
SECTION 2.3.       Commercial Paper Notes...................................................7
SECTION 2.4.       Commercial Paper Account; Payment of Commercial Paper Notes..............8
SECTION 2.5.       Series 1997-1 Pledge Account.............................................8

                                   ARTICLE III

                  LIQUIDITY COMMITMENTS, BORROWING PROCEDURES,
                          LIQUIDITY ADVANCES AND NOTES

SECTION 3.1.       Liquidity Commitments....................................................8
SECTION 3.1.1.     Revolving Advance Commitment.............................................9
SECTION 3.1.2.     Refunding Advance Commitment.............................................9
SECTION 3.1.3.     Swing Line Commitment....................................................9
SECTION 3.1.4.     Use of Proceeds.........................................................10
SECTION 3.2.       Liquidity Lenders Not Required to Make Certain Liquidity
                   Advances................................................................10
SECTION 3.2.1.     Revolving Advances......................................................10


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                                TABLE OF CONTENTS
                                   (continued)

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                                                                                         ----
SECTION 3.2.2.     Refunding and Swing Line Advances.......................................10
SECTION 3.2.3.     Failure To Fund.........................................................10
SECTION 3.3.       Termination and Reduction of the Liquidity Commitments..................11
SECTION 3.4.       Increase of the Aggregate Liquidity Commitment..........................11
SECTION 3.5.       Extensions of Scheduled Liquidity Commitment Termination Date...........12
SECTION 3.6.       Borrowing Procedures....................................................12
SECTION 3.6.1.     Revolving Advances......................................................12
SECTION 3.6.2.     Refunding Advances......................................................12
SECTION 3.6.3.     Swing Line Advances.....................................................13
SECTION 3.6.4.     Commitment Termination Date Liquidity Advances..........................14
SECTION 3.6.5.     Nature of Funding Obligations...........................................14
SECTION 3.6.6.     Failure to Fund by Lender...............................................15
SECTION 3.7.       Disbursement of Funds...................................................16
SECTION 3.8.       Continuation and Conversion Elections...................................16
SECTION 3.9.       Eurodollar Funding......................................................17
SECTION 3.10.      Liquidity Advance Notes.................................................17

                                   ARTICLE IV

                REPAYMENTS, PREPAYMENTS, INTEREST AND FEES, ETC.

SECTION 4.1.       Repayments and Prepayments..............................................18
SECTION 4.1.1.     Voluntary Prepayments...................................................18
SECTION 4.1.2.     Mandatory Prepayments...................................................18
SECTION 4.2.       Interest Provisions.....................................................19
SECTION 4.2.1.     Rates...................................................................19
SECTION 4.2.2.     Post Default Rates......................................................20
SECTION 4.3.       Payments of Interest....................................................20
SECTION 4.4.       Computation Basis.......................................................21
SECTION 4.5.       Fees....................................................................21

                                    ARTICLE V

                     CERTAIN EURODOLLAR AND OTHER PROVISIONS

SECTION 5.1.       Eurodollar Lending Unlawful.............................................22
SECTION 5.2.       Deposits Unavailable....................................................22
SECTION 5.3.       Increased Costs, etc....................................................22
SECTION 5.4.       Funding Losses..........................................................23


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

                                TABLE OF CONTENTS
                                   (continued)

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                                                                                         ----
SECTION 5.5.       Increased Capital Costs.................................................24
SECTION 5.6.       Taxes...................................................................24
SECTION 5.7.       Payments, Computations, etc.............................................26
SECTION 5.8.       Sharing of Payments.....................................................26
SECTION 5.9.       Replacement of Liquidity Lenders........................................27
SECTION 5.10.      Order and Priority......................................................28

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

SECTION 6.1.       Conditions to Effectiveness.............................................28
SECTION 6.1.1.     Organic Documents, Resolutions..........................................28
SECTION 6.1.2.     Series 1997-1 Liquidity Agreement.......................................29
SECTION 6.1.3.     Liquidity Advance Notes.................................................29
SECTION 6.1.4.     Master Collateral Agency Agreement; Series 1997-1 Collateral
                   Sharing Agreement and Series 1997-1 Collateral Agreement................29
SECTION 6.1.5.     Series 1997-1 Supplement................................................30
SECTION 6.1.6.     Series 1997-1 Letter of Credit..........................................30
SECTION 6.1.7.     Depositary Agreement....................................................30
SECTION 6.1.8.     Dealer Agreement........................................................30
SECTION 6.1.9.     Series 1997-1 Closing Date Certificate..................................30
SECTION 6.1.10.    Accounts................................................................30
SECTION 6.1.11.    Rating Letters..........................................................31
SECTION 6.1.12.    [Reserved]..............................................................31
SECTION 6.1.13.    Assignments.............................................................31
SECTION 6.1.14.    Board of Directors......................................................31
SECTION 6.1.15.    Solvency Certificate....................................................31
SECTION 6.1.16.    Closing Fees and Expenses...............................................31
SECTION 6.1.17.    Certified Copy of Manufacturer Program..................................31
SECTION 6.1.18.    Opinions................................................................31
SECTION 6.1.19.    Offering Materials......................................................31
SECTION 6.1.20.    Satisfactory Legal Form.................................................32
SECTION 6.1.21.    Credit Rating of Initial Liquidity Lenders..............................32
SECTION 6.2.       Conditions to the Making of Each Revolving Advance......................32
SECTION 6.2.1.     Representations and Warranties..........................................32
SECTION 6.2.2.     No Liquidity Agreement Amortization Event...............................32
SECTION 6.2.3.     No Borrowing Base Deficiency............................................32
SECTION 6.2.4.     Availability............................................................33


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                                TABLE OF CONTENTS
                                   (continued)
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
SECTION 6.2.5.     Attachments.............................................................33
SECTION 6.2.6.     Receipt of Monthly Report...............................................33
SECTION 6.2.7.     Borrowing Request.......................................................33
SECTION 6.2.8.     Borrowing Base Certificate..............................................33
SECTION 6.2.9.     Inability to Issue Commercial Paper Notes...............................33
SECTION 6.3.       Conditions Precedent to the Making of Each Refunding Advance............33
SECTION 6.3.1.     No Bankruptcy...........................................................34
SECTION 6.3.2.     Availability............................................................34
SECTION 6.3.3.     No Borrowing Base Deficiency............................................34
SECTION 6.3.4.     Borrowing Request.......................................................34
SECTION 6.3.5.     Borrowing Base Certificate..............................................34
SECTION 6.3.6.     Inability to Issue Commercial Paper Notes...............................34

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

SECTION 7.1.       Organization; Power; Qualification......................................35
SECTION 7.2.       Authorization; Enforceability...........................................35
SECTION 7.3.       Compliance..............................................................35
SECTION 7.4.       Financial Information; Financial Condition..............................35
SECTION 7.5.       Litigation..............................................................36
SECTION 7.6.       No Security Interest....................................................36
SECTION 7.7.       Employee Benefit Plans..................................................36
SECTION 7.8.       Securities Laws.........................................................36
SECTION 7.9.       Regulations G, T, U and X...............................................36
SECTION 7.10.      Taxes...................................................................36
SECTION 7.11.      Governmental Authorizations.............................................37
SECTION 7.12.      Absence of Default......................................................37
SECTION 7.13.      Compliance with Requirements of Law.....................................37
SECTION 7.14.      Accuracy of Information.................................................37
SECTION 7.15.      Solvency................................................................37
SECTION 7.16.      Ownership; Subsidiaries.................................................38
SECTION 7.17.      Other Representations...................................................38


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                                TABLE OF CONTENTS
                                   (continued)

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                                  ARTICLE VIII

                                    COVENANTS

SECTION 8.1.       Affirmative Covenants...................................................38
SECTION 8.1.1.     Corporate Existence; Foreign Qualification..............................38
SECTION 8.1.2.     Inspections.............................................................38
SECTION 8.1.3.     Maintenance of Properties...............................................38
SECTION 8.1.4.     Accounting Methods; Financial Records...................................39
SECTION 8.1.5.     Compliance with Covenants...............................................39
SECTION 8.1.6.     Reporting Requirements..................................................39
SECTION 8.1.7.     Taxes and Liabilities...................................................40
SECTION 8.1.8.     Maintenance of Separate Existence.......................................40
SECTION 8.1.9.     Maintenance of Enhancement..............................................41
SECTION 8.1.10.    Compliance with Laws....................................................41
SECTION 8.1.11.    Deliveries; Further Assurances..........................................41
SECTION 8.1.12.    Further Requests........................................................41
SECTION 8.1.13.    Manufacturer Programs...................................................41
SECTION 8.1.14.    Use of Proceeds of Commercial Paper Notes...............................42
SECTION 8.2.       Negative Covenants......................................................42
SECTION 8.2.1.     Liens...................................................................42
SECTION 8.2.2.     Absence of Certain Actions..............................................42
SECTION 8.2.3.     Other Indebtedness......................................................42
SECTION 8.2.4.     Consolidations and Mergers..............................................42
SECTION 8.2.5.     Sales of Assets.........................................................43
SECTION 8.2.6.     Acquisition of Assets...................................................43
SECTION 8.2.7.     Dividends, Officers' Compensation, etc..................................43
SECTION 8.2.8.     Name; Chief Executive Office............................................43
SECTION 8.2.9.     Organic Documents.......................................................43
SECTION 8.2.10.    Investments.............................................................43
SECTION 8.2.11.    No Other Agreements; Amendments to Related Documents....................43
SECTION 8.2.12.    Other Business..........................................................43
SECTION 8.2.13.    No ERISA Plan or ERISA Plan Contributions...............................44


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                                TABLE OF CONTENTS
                                   (continued)

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                                                                                         ----
                                   ARTICLE IX

                     LIQUIDITY AGREEMENT AMORTIZATION EVENTS
SECTION 9.1.       Liquidity Agreement Amortization Event..................................44
SECTION 9.1.1.     Non-Payment of RFC Obligations..........................................44
SECTION 9.1.2.     Breach of Warranty......................................................44
SECTION 9.1.3.     Non-Performance of Certain Covenants and RFC Obligations................44
SECTION 9.1.4.     Non-Performance of Other Covenants and RFC Obligations..................45
SECTION 9.1.5.     Judgments...............................................................45
SECTION 9.1.6.     Bankruptcy, Insolvency, etc.............................................45
SECTION 9.1.7.     [Reserved]..............................................................45
SECTION 9.1.8.     Enforceability of Related Documents.....................................45
SECTION 9.1.9.     Amortization Event......................................................45
SECTION 9.1.10.    Investment Company......................................................45
SECTION 9.1.11.    Program Downgrade.......................................................45
SECTION 9.1.12.    Termination of Liquidity Commitments or Reduction of Aggregate
                   Liquidity Commitment....................................................45
SECTION 9.2.       Action if Liquidity Agreement Amortization Event........................46
SECTION 9.3.       Limited Liquidity Agreement Amortization Events.........................46
SECTION 9.3.1.     Termination of Liquidity Commitment.....................................47
SECTION 9.3.2.     Rating Downgrade of Liquidity Lender....................................47
SECTION 9.4.       Action Upon Limited Liquidity Agreement Amortization Event..............47

                                    ARTICLE X

                        THE SERIES 1997-1 LIQUIDITY AGENT

SECTION 10.1.      Actions.................................................................47
SECTION 10.2.      Series 1997-1 Collateral Agreement......................................48
SECTION 10.3.      Exculpation.............................................................48
SECTION 10.4.      Successor...............................................................49
SECTION 10.5.      Liquidity Advances by CSFB..............................................49
SECTION 10.6.      Credit Decisions........................................................50
SECTION 10.7.      Copies, etc.............................................................50


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                                TABLE OF CONTENTS
                                   (continued)

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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.1.      Waivers, Amendments, etc................................................50
SECTION 11.2.      Notices.................................................................52
SECTION 11.3.      Payment of Costs and Expenses...........................................52
SECTION 11.4.      Indemnification.........................................................53
SECTION 11.5.      Survival................................................................54
SECTION 11.6.      Severability............................................................54
SECTION 11.7.      Headings................................................................54
SECTION 11.8.      Execution in Counterparts...............................................54
SECTION 11.9.      Governing Law; Entire Agreement.........................................54
SECTION 11.10.     Successors and Assigns..................................................55
SECTION 11.11.     Sale and Transfer of Liquidity Advances and Notes; Participations
                   in Notes................................................................55
SECTION 11.11.1.     Assignments...........................................................55
SECTION 11.11.2.     Participations........................................................57
SECTION 11.12.     Other Transactions......................................................58
SECTION 11.13.     Bankruptcy Petition Against RFC.........................................58
SECTION 11.14.     Limited Recourse to RFC; No Recourse....................................58
SECTION 11.15.     Survival of Representations and Warranties..............................59
SECTION 11.16.     Confidentiality.........................................................59
SECTION 11.17.     Jurisdiction; Consent to Service of Process.............................59
SECTION 11.18.     Waiver of Jury Trial....................................................60
SECTION 11.19.     Waiver of Set-Off.......................................................61




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


                                    EXHIBITS

EXHIBIT A-1         -     Form of Revolving Note
EXHIBIT A-2         -     Form of Master Revovling Note
EXHIBIT B-1         -     Form of Refunding Note
EXHIBIT B-2         -     Form of Master Refunding Note
EXHIBIT C           -     Form of Borrowing Request
EXHIBIT D           -     Form of Continuation/Conversion Notice
EXHIBIT E           -     [Reserved]
EXHIBIT F           -     Form of Liquidity Lender Assignment Agreement
EXHIBIT G           -     Form of Series 1997-1 Closing Date Certificate
EXHIBIT H           -     Form of Dealer Agreement
EXHIBIT I           -     Form of Liquidity Commitment Agreement



                                     ANNEXES

ANNEX A             -     Definitions
ANNEX B             -     Disclosure Materials
++++

                        SERIES 1997-1 LIQUIDITY AGREEMENT


         THIS SERIES 1997-1 LIQUIDITY AGREEMENT, dated as of October 29, 1997 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this "Series 1997-1 Liquidity Agreement"), among REPUBLIC INDUSTRIES FUNDING CORP., a Delaware corporation ("RFC"), the financial institutions listed on the signature pages hereof under the heading "Liquidity Lenders" (each such financial institution, together with each of the financial institutions that has become party hereto pursuant to Section 11.11.1, including any such financial institution acting in the capacity of Swing Line Lender, being a "Liquidity Lender" and, collectively, the "Liquidity Lenders") and CREDIT SUISSE FIRST BOSTON, a Swiss banking corporation ("CSFB"), as Series 1997-1 Liquidity Agent (in such capacity, together with any successors and assigns thereto, the "Series 1997-1 Liquidity Agent") for the Liquidity Lenders.


                              W I T N E S S E T H:

         WHEREAS, RFC proposes to issue and sell its Commercial Paper Notes (such capitalized term, together with each other capitalized term used herein and not otherwise defined herein, shall have the meanings assigned thereto in
Section 1.1) in the commercial paper market and use the net proceeds thereof to, among other things, make Series 1997-1 Advances to National Car Rental Financing Limited Partnership, a special purpose Delaware limited partnership ("NFLP"), from time to time under the Series 1997-1 Notes to be issued by NFLP pursuant to the Series 1997-1 Supplement dated as of the date hereof (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "Series 1997-1 Supplement"), between NFLP, the Bank of New York, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), and as Enhancement Agent (in such capacity, the "Enhancement Agent"), which supplements the Base Indenture dated as of April 30, 1996 (as amended by the Supplement and Amendment to Base Indenture, dated as of December 20, 1996, between NFLP and the Trustee, and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "Base Indenture"), between NFLP and the Trustee;

         WHEREAS, concurrently with the execution and delivery of this Series 1997-1 Liquidity Agreement, NFLP, RFC, as Note Purchaser, Republic Industries, Inc., a Delaware corporation ("Republic"), as Master Servicer, and CSFB, individually and as Series 1997-1 Collateral Agent, are entering into the Series 1997-1 Note Purchase Agreement to provide for the sale by NFLP to RFC of the Series 1997-1 Notes;

         WHEREAS, concurrently with the execution and delivery of this Series 1997-1 Liquidity Agreement, NFLP, as Lessor, Republic, as Guarantor and Master Servicer, and National Car Rental System, Inc., Alamo Rent-A-Car Inc., Value Rent-A-Car, Inc. and Spirit Rent-A-Car, Inc., each as Lessee and Servicer, are entering into the Series 1997 Lease, pursuant to which NFLP will use the proceeds of Series 1997-1 Advances under the Series 1997-1 Notes to acquire Acquired Vehicles and to finance the Financed Vehicles, the Synthetic Lease Vehicles and the Refinanced Vehicles, which Vehicles will be leased by NFLP to the Lessees under the Series 1997 Lease for use in the domestic daily rental businesses of the Lessees, Eligible Franchisees and Eligible Affiliates;

         WHEREAS, to secure the NFLP Obligations with respect to the Series 1997-1 Notes, NFLP will under the Series 1997-1 Supplement grant to the Trustee, for the benefit of the Series 1997-1 Noteholders, a first priority perfected security interest in all of NFLP's right, title and interest in, among other things, the Series 1997 Lease and all collateral pledged thereunder.

         WHEREAS, concurrently with the execution and delivery of this Series 1997-1 Liquidity Agreement, Republic, the Lessees, NFLP, the Trustee and the Master Collateral Agent are entering into the Second Amended and Restated Master Collateral Agency Agreement, pursuant to which (i) as security for the payment of the respective obligations from time to time owing by the Lessees to NFLP and other Financing Sources (or any Beneficiary as assignee thereof) under the Series 1997 Lease and other related Financing Documents (as defined therein), the Lessees will grant to the Master Collateral Agent for the benefit of the Series 1997-1 Secured Parties a first priority perfected security interest in such Financed Vehicles and Synthetic Lease Vehicles and the other Master Collateral for the Series 1997-1 Notes, and (ii) as security for the payment of the respective obligations from time to time owing by NFLP to the Trustee for the benefit of the Series 1997-1 Noteholders (or any Beneficiary as assignee thereof) under the Series 1997-1 Notes and other related Financing Documents, NFLP will grant to the Master Collateral Agent for the benefit of the Series 1997-1 Secured Parties a first priority perfected security interest in such Acquired Vehicles and the other Master Collateral for the Series 1997-1 Notes;

         WHEREAS, concurrently with the execution and delivery of this Series 1997-1 Liquidity Agreement, RFC, the Series 1997-1 Support Letter of Credit Providers, the Series 1997-1 Liquidity Agent, the Series 1997-1 Collateral Agent, the Depositary and the Dealers are entering into the Series 1997-1 Collateral Agreement, pursuant to which, as security for the payment of the RFC Obligations (including, without limitation, the obligations of RFC under this Series 1997-1 Liquidity Agreement), RFC will grant to the Series 1997-1 Collateral Agent for the benefit of the Series 1997-1 Secured Parties (including, without limitation, the Liquidity Lenders and the Series 1997-1 Liquidity Agent) a security interest in the Series 1997-1 Notes and the RFC Beneficial Interest as well as the other Assigned Collateral.

         WHEREAS, concurrently with the execution and delivery of this Series 1997-1 Liquidity Agreement, RFC desires to obtain Liquidity Commitments from the Liquidity Lenders to make

Liquidity Advances pursuant to this Series 1997-1 Liquidity Agreement in an aggregate principal amount not to exceed the Aggregate Liquidity Commitment at any one time outstanding to RFC from time to time prior to the Liquidity Commitment Termination Date; and

         WHEREAS, the Liquidity Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article VI), to provide such Liquidity Commitments and make such Liquidity Advances to RFC;

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Definitions. (a) Capitalized terms used but not defined herein (including the preamble and recitals hereto) shall have the meanings assigned to such terms in (i) the Definitions List attached hereto as Annex A, as such Definitions List may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, (ii) the Definitions List attached as Annex A to the Series 1997-1 Supplement, as such Definitions List may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of the Series 1997-1 Supplement and (iii) the Definitions List attached as Schedule 1 to the Base Indenture as such Definitions List may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of the Base Indenture; provided, that to the extent, if any, that any capitalized term used but not defined herein has a meaning assigned to such term in more than one of the lists referred to in clauses (i) through (iii), then (x) if a meaning is assigned to such term in the Definitions List attached as Annex A hereto, such meaning shall apply herein, and (y) if a meaning is not assigned to such term in the Definitions List attached hereto as Annex A, then the meaning assigned to such term in the Definitions List attached as Annex A to the Series 1997-1 Supplement shall apply herein.

         (b) Terms for which meanings are provided in this Series 1997-1 Liquidity Agreement (including meanings assigned to such terms under Section 1.1(a) hereof), shall, unless otherwise defined or the context otherwise requires, have such meanings when used in each notice and other communication delivered from time to time in connection with this Series 1997-1 Liquidity Agreement or any instrument hereafter executed pursuant hereto.

         SECTION 1.2. Cross References; Headings. The words "hereof", "herein" and "hereunder" and words of a similar import when used in this Series 1997-1 Liquidity Agreement shall refer to this Series 1997-1 Liquidity Agreement as a whole and not to any particular provision of this Series 1997-1 Liquidity Agreement. Section, Schedule and Exhibit references contained in this Series 1997-1 Liquidity Agreement are references to Sections, Schedules and Exhibits in or to this Series 1997-1 Liquidity Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Series 1997-1 Liquidity Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Series 1997-1 Liquidity Agreement or any provision hereof.

         SECTION 1.3. Accounting and Financial Determinations; No Duplication.
(a) Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable, be made in accordance with GAAP applied on a Consistent Basis except insofar as:

                  (i) RFC shall have elected (with the concurrence of its independent public accountant and upon prior written notification to each of the Series 1997-1 Liquidity Agent and the Series 1997-1 Collateral Agent) to adopt more recently promulgated GAAP (which election shall continue to be effective for subsequent years); and

                  (ii) the Series 1997-1 Liquidity Agent and the Majority Banks shall have consented to such election (it being understood that such consent may be conditioned upon the implementation of such changes to the financial representations, warranties and covenants and other applicable provisions contained herein as are appropriate to reflect such adoption of more recently promulgated GAAP and it being further understood that such consent shall be deemed to have been given upon the implementation of such changes).

         (b) Upon a change in GAAP which becomes effective after the Series 1997-1 Closing Date which would have a material effect on RFC's consolidated financial statements and the assets and liabilities reflected therein or otherwise affect the application or effect of the terms of this Series 1997-1 Liquidity Agreement, such change shall not be given effect for purposes hereof until sixty (60) days from the otherwise effective date of such change. Prior to such effectiveness the Series 1997-1 Liquidity Agent, the Series 1997-1 Collateral Agent and RFC shall in good faith negotiate to amend the pertinent provisions of this Series 1997-1 Liquidity Agreement to account for such change to the extent appropriate to effect the substance thereof as of the Series 1997-1 Closing Date. If such an amendment is not entered into with respect to any such change, such change shall not be given effect for purposes hereof.

         (c) All accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication.

         SECTION 1.4. Interpretation. In this Series 1997-1 Liquidity Agreement (including the Definitions List attached hereto as Annex A), unless the context otherwise requires:

                  (a)      the singular includes the plural and vice versa;

                  (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Series 1997-1 Liquidity Agreement, and reference to any Person in a particular capacity only refers to such Person in such capacity;

                  (c)      reference to any gender includes the other gender;

                  (d) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

                  (e) "including" (and, with correlative meaning, "include") means including without limiting the generality of any description preceding such term;

                  (f)      "or" is not exclusive;

                  (g) provisions apply to successive events and transactions;

                  (h) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding"; and

                  (i) reference to a "Vehicle" or "Vehicles" means a Series 1997 Vehicle or Series 1997 Vehicles, respectively.


                                   ARTICLE II

                           COMMERCIAL PAPER OPERATIONS

         SECTION 2.1. Issuance of Commercial Paper Notes. On the terms and subject to the provisions of this Series 1997-1 Liquidity Agreement and the other Related Documents, RFC may from time to time on or after the Series 1997-1 Closing Date and prior to the Liquidity Commitment Termination Date, issue and sell Commercial Paper Notes; provided, however, that RFC shall not issue and sell Commercial Paper Notes if

                  (a) RFC and the Depositary have received instructions then in effect from the Series 1997-1 Liquidity Agent (copies of which will also be sent to the Dealers), given in accordance with this Section 2.1, not to issue or deliver Commercial Paper Notes because (i) the Liquidity Commitment Termination Date shall have occurred, or (ii) the Commercial Paper Account or any funds on deposit in, or otherwise to the credit of, the

         Commercial Paper Account shall be subject to any stay, writ, judgment, warrant of attachment, execution or similar process; provided, however, that if any such stay, writ, judgment, warrant of attachment, execution or similar process is removed or dismissed, RFC may recommence the issuance and sale of Commercial Paper Notes,

                  (b) the issuance of Commercial Paper Notes is prohibited by Sections 2.1, 2.2, 9.2 or 9.4 hereof, Sections 3 or 10 of the Depositary Agreement or Section 5.01 of the Series 1997-1 Collateral Agreement,

                  (c) after giving effect to such issuance and the use of proceeds thereof, the weighted average interest rate of the Commercial Paper Notes Outstanding, Liquidity Advances and Support Liquidity Disbursements would be in excess of 10% per annum, unless (i) RFC and the Series 1997-1 Liquidity Agent shall have given their written consent to a weighted average interest rate in excess of 10% per annum,
         (ii) the Series 1997-1 Minimum Enhancement Amount shall be increased if required by the Rating Agencies in connection therewith and (iii) the Rating Agencies shall have confirmed that such weighted average interest rate will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes; provided, however, that if the ratings of the Commercial Paper Notes by S&P and Moody's will be less than A-1 and P-1, respectively, after giving effect to such weighted average interest rate in excess of 10% per annum, such Commercial Paper Notes will not be issued unless the Majority Banks shall have given their written consent thereto, or

                  (d) RFC and the Depositary shall have received instructions then in effect from the Series 1997-1 Liquidity Agent not to issue or deliver Commercial Paper Notes because any of the conditions set forth in clauses (b) through (d) of this Section 2.1 shall be true.

The Series 1997-1 Liquidity Agent shall have no obligation to deliver any instructions set forth in clause (a) or clause (d) of this Section 2.1 except upon the instructions of the Majority Banks and any delivery by the Series 1997-1 Liquidity Agent of any such instructions shall be subject to the provisions of Section 10.3 and the rights of the Series 1997-1 Liquidity Agent hereunder and shall not relieve RFC, the Series 1997-1 Collateral Agent or the Depositary of any of their respective obligations under any Related Document or with respect to the issuance of Commercial Paper Notes. Any instructions from the Series 1997-1 Liquidity Agent to RFC and the Depositary in accordance with clause (a) or clause (d) of this Section 2.1 shall specify the reason(s) to cease issuing and delivering Commercial Paper Notes. Without prior instruction as set forth above, the Series 1997-1 Liquidity Agent agrees that it shall only instruct RFC and the Depositary not to issue and sell Commercial Paper Notes if there shall have occurred an event described in subclause (i) of clause (a) of this Section 2.1. Concurrently with the giving of any such instructions to RFC and the Depositary, the Series 1997-1 Liquidity Agent shall give notice thereof to the Liquidity Lenders, the Series 1997-1 Collateral Agent, the Dealers, and S&P and

Moody's, but failure to do so shall not impair the effect of such instructions and the giving of such notice shall be subject to Section 10.3.

         SECTION 2.2. Conditions to the Issuance of Commercial Paper Notes. The right of RFC to issue Commercial Paper Notes (whether such Commercial Paper Notes are to be issued to refinance Commercial Paper Notes maturing on the day such Commercial Paper Notes are to be issued or to increase the Aggregate Face Amount over that of the preceding day) is subject to the satisfaction of the following conditions:

         SECTION 2.2.1. Representations and Warranties. With respect to the issuance of any Commercial Paper Note and after giving effect thereto, the representations and warranties of RFC set forth in Article VII hereof, or in any other Related Document to which RFC is a party, and the representations and warranties of NFLP set forth in Article 7 of the Base Indenture, or in any other Related Document to which NFLP is a party, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

         SECTION 2.2.2. No Liquidity Agreement Amortization Event. At the time of such issuance and after giving effect thereto, no Liquidity Agreement Amortization Event and no Potential Liquidity Agreement Amortization Event with respect to RFC under Section 9.1.6 shall have occurred and be continuing and, in the case of any increase in the Aggregate Face Amount over that of the day preceding the day of such issuance, no other Potential Liquidity Agreement Amortization Event shall have occurred and be continuing.

         SECTION 2.2.3. Available Liquidity Commitment. At the time of the issuance of each Commercial Paper Note and after giving effect thereto and to the use of proceeds thereof on such day, the sum of the Aggregate Liquidity Commitment and the Series 1997-1 Letter of Credit Amount shall be equal to or greater than the sum of the Aggregate Outstanding CP and the aggregate principal amount of Liquidity Advances Outstanding net of any amounts on deposit at such time in the Series 1997-1 Collateral Account set aside for the repayment of the principal of Liquidity Advances.

         SECTION 2.2.4. No CP Borrowing Base Deficiency. With respect to the issuance of any Commercial Paper Note, a CP Borrowing Base Deficiency shall not exist and the issuance of such Commercial Paper Note, after giving effect to the repayment of any Commercial Paper Notes, Liquidity Advances and Support Liquidity Disbursements made with the proceeds thereof, would not result in a CP Borrowing Base Deficiency.

         SECTION 2.2.5. Borrowing Base Certificates. The Series 1997-1 Liquidity Agent shall have received an Officer's Certificate, dated the date of such issuance, duly executed and delivered by an Authorized Officer of RFC, certifying the amount of the CP Borrowing Base as of the close of business of the day immediately preceding such date.

         SECTION 2.2.6. Non-Payment of Series 1997-1 Notes. At the time of such issuance and after giving effect thereto, no Amortization Event under Section 9.1(a) or (b) of the Base Indenture or Lease Event of Default under Section 17.1.1(i) or (ii) of the Series 1997 Lease shall have occurred and be continuing.

         SECTION 2.3. Commercial Paper Notes. RFC agrees that each promissory note constituting Commercial Paper Notes shall (a) be substantially in the form of Exhibit A to the Depositary Agreement or in the form of the Master Note attached to the Depositary Agreement, and be completed in accordance with this Series 1997-1 Liquidity Agreement and the Depositary Agreement (including any provisions for book-entry securities contained therein), (b) be dated the date of issuance thereof, (c) be made payable to the order of a named payee or bearer, (d) have a maturity date which shall not be later than the earlier of
(i) three (3) Business Days prior to the earliest of the Scheduled Liquidity Commitment Termination Date and the Letter of Credit Expiration Date in effect on the date of issuance thereof and (ii) the date which is fifty-eight (58) days after the date of issuance thereof, (e) be in a face amount of at least $100,000 and an integral multiple of $1,000, and (f) be exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(3) thereof. Subject to the provisions of the Depositary Agreement, all Commercial Paper Notes shall be delivered and issued against payment therefor in immediately available funds on the date of issuance, and otherwise in accordance with the terms of this Series 1997-1 Liquidity Agreement and the Depositary Agreement.

         SECTION 2.4. Commercial Paper Account; Payment of Commercial Paper Notes. (a) Contemporaneously with the execution and delivery by RFC of the Depositary Agreement, and for the purposes of this Series 1997-1 Liquidity Agreement and the Depositary Agreement, RFC shall cause the Depositary to establish at its office at 120 Wall Street, 13th Floor, New York, New York 10043, a segregated trust account in its corporate trust department for the exclusive benefit of the Holders of the outstanding Commercial Paper Notes (the "Commercial Paper Account"), over which the Depositary shall have exclusive control and sole right of withdrawal.

         (b) Proceeds of the sale of Commercial Paper Notes shall be deposited in the Commercial Paper Account only to the extent necessary to pay matured and concurrently maturing Commercial Paper Notes, whether or not presented to the Depositary for payment; otherwise proceeds of the sale of Commercial Paper Notes shall be applied according to the terms of the Series 1997-1 Collateral Agreement.

         SECTION 2.5. Series 1997-1 Pledge Account. RFC from time to time may deposit funds of RFC into the Series 1997-1 Pledge Account to be held by the Collateral Agent as additional security for the payment and performance of RFC's obligations to the Secured Parties. If on any date a Borrowing Base Deficiency continues to exist after application of all Deposited Funds required to be applied on such date from the Series 1997-1 Collateral Account, the Series 1997-1 Termination Advance Account and the Series 1997-1 Liquidity Lender Account pursuant to Section 2.01 or 5.02 of the Collateral Agreement, as applicable, then amounts on deposit in the Series 1997-1 Pledge Account shall be applied to make payments on such date, in accordance with Section 5.01(e) of the Collateral Agreement, to the extent necessary to reduce such Borrowing Base Deficiency to zero.

                                   ARTICLE III

                  LIQUIDITY COMMITMENTS, BORROWING PROCEDURES,
                          LIQUIDITY ADVANCES AND NOTES

         SECTION 3.1. Liquidity Commitments. Subject to and in accordance with the terms and conditions of this Series 1997-1 Liquidity Agreement (including
Article VI), each Liquidity Lender severally and not jointly agrees to make Revolving Advances and Refunding Advances, and the Swing Line Lender agrees to make Swing Line Advances (relative to such Liquidity Lender, or to the Swing Line Lender, as the case may be, collectively, together with its Commitment Termination Date Liquidity Advance, its "Liquidity Advances"), to RFC pursuant to this Section 3.1.

         SECTION 3.1.1. Revolving Advance Commitment. Subject to and in accordance with the terms and conditions hereof (including, without limitation, the terms and conditions set forth in Section 6.2), each Liquidity Lender severally and not jointly agrees to make, from time to time, on or before the earlier to occur of such Liquidity Lender's Scheduled Liquidity Commitment Termination Date and the Revolving Advance Commitment Termination Date, advances for the purposes set forth in Section 3.1.4(a) (relative to such Liquidity Lender, its "Revolving Advances") to RFC equal to such Liquidity Lender's Percentage of the aggregate amount of the Borrowing of Revolving Advances requested by RFC to be made on such day. On the terms and subject to the conditions hereof, RFC may from time to time borrow, prepay and reborrow Revolving Advances.

         SECTION 3.1.2. Refunding Advance Commitment. Subject to and in accordance with the terms and conditions hereof (including, without limitation, the terms and conditions set forth in Section 6.3), each Liquidity Lender severally and not jointly agrees to make, from time to time, on or before such Liquidity Lender's Liquidity Commitment Termination Date, advances for the purposes set forth in Section 3.1.4(b) (relative to such Liquidity Lender (including its Commitment Termination Date Liquidity Advance), its "Refunding Advances") to RFC equal to (a) in the case of Refunding Advances (other than any Commitment Termination Date Liquidity Advance), such Liquidity Lender's Percentage of the aggregate amount of the Borrowing of Refunding Advances requested by RFC or the Series 1997-1 Collateral Agent, as attorney-in-fact for RFC, to be made on such day, and (b) in the case of Commitment Termination Date Liquidity Advances, such Liquidity Lender's Overall Percentage of the Aggregate Face Amount on the date of such Commitment Termination Date Liquidity Advance. On the terms and subject to the conditions hereof, RFC may from time to time borrow, prepay and reborrow Refunding Advances (other than Commitment Termination Date Liquidity Advances).

         SECTION 3.1.3. Swing Line Commitment. Subject to and in accordance with the terms and conditions hereof (including, without limitation, the terms and conditions set forth in Section 6.3), the Swing Line Lender agrees to make, from time to time, on or before such Liquidity Lender's Liquidity Commitment Termination Date, Swing Line Advances equal to the aggregate amount of the Borrowing of Swing Line Advances requested by RFC or the Series 1997-1 Collateral Agent, as attorney-in-fact for RFC, to be made on such day. On the terms and subject to the conditions hereof, RFC may from time to time borrow, prepay and reborrow Swing Line Advances.

         SECTION 3.1.4. Use of Proceeds. Proceeds from the Liquidity Advances shall be applied by RFC as follows:

                  (a) Proceeds from each Revolving Advance shall be used by RFC to: (i) make Series 1997-1 Advances pursuant to the Series 1997-1 Supplement or (ii) repay matured Liquidity Advances (other than any Commitment Termination Date Liquidity Advance) together with any accrued interest thereon.

                  (b) Proceeds of each Refunding Advance and each Swing Line Advance shall be deposited by RFC into the Commercial Paper Account and proceeds of each Commitment Termination Date Liquidity Advance shall be deposited by RFC into the Series 1997-1 Termination Advance Account, in each case, for the repayment of maturing Commercial Paper Notes together with any accrued interest thereon.

RFC shall not use the proceeds of any Liquidity Advance for any other purpose.

         SECTION 3.2. Liquidity Lenders Not Required to Make Certain Liquidity Advances.

         SECTION 3.2.1. Revolving Advances. No Liquidity Lender shall be required to make a Revolving Advance to the extent that after giving effect to such Revolving Advance, (i) the aggregate principal amount of all Liquidity Advances (including any Swing Line Advances) Outstanding would exceed the Aggregate Liquidity Commitment, or (ii) the aggregate principal amount of such Liquidity Lender's Liquidity Advances (including, in the case of the Swing Line Lender, any Swing Line Advances) Outstanding would exceed such Liquidity Lender's Liquidity Commitment.

         SECTION 3.2.2. Refunding and Swing Line Advances. No Liquidity Lender shall be required to make a Refunding Advance (including, in the case of the Swing Line Lender, a Swing Line Advance) to the extent that after giving effect to such Refunding Advance (or Swing Line Advance, as the case may be), (i) the aggregate principal amount of all Liquidity Advances

(including any Swing Line Advances) Outstanding would exceed the Aggregate Liquidity Commitment or (ii) the aggregate principal amount of such Liquidity Lender's Liquidity Advances (including, in the case of the Swing Line Lender, any Swing Line Advances) Outstanding would exceed such Liquidity Lender's Liquidity Commitment.

         SECTION 3.2.3. Failure To Fund. The provisions of this Section 3.2.3 shall only be operative at any time when the number of Liquidity Lenders whose respective Liquidity Commitments have not expired or been terminated shall exceed ten (10) in the aggregate.

         Subject to Sections 3.2.1 and 3.2.2, in the event that one or more Liquidity Lenders fails to fund its or their Percentage of the Liquidity Advances to be provided by the Liquidity Lenders by 2:00 p.m., New York City time, on any Business Day (other than a Commitment Termination Date Liquidity Advance or a Revolving Advance the proceeds of which are to be used to repay maturing Liquidity Advances), the Series 1997-1 Liquidity Agent shall notify each of the other Liquidity Lenders not later than 3:00 p.m., New York City time, on such Business Day and each of the other Liquidity Lenders shall, before 5:00 p.m., New York City time, on such Business Day, make available to the Series 1997-1 Liquidity Agent at the Series 1997-1 Liquidity Agent's address specified for such purpose, in immediately available funds, a Liquidity Advance in a principal amount equal to such unfunded amount multiplied by a fraction, the numerator of which is the Liquidity Commitment of such Liquidity Lender and the denominator of which is the Aggregate Liquidity Commitment (less the Liquidity Commitments of the defaulting Liquidity Lenders). After the Series 1997-1 Liquidity Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VI, the Series 1997-1 Liquidity Agent will make such funds available to RFC by 5:45 p.m., New York City time. Any Liquidity Advance made pursuant to this Section 3.2.3 shall be a Base Rate Advance subject to conversion in accordance with the provisions of Section 3.8 hereof.

         SECTION 3.3. Termination and Reduction of the Liquidity Commitments.
(a) RFC may, upon at least three (3) Business Days' prior written notice to the Series 1997-1 Liquidity Agent (who shall give prompt written notice thereof to each Liquidity Lender, the Dealers and the Depositary), irrevocably terminate or reduce ratably in part the Aggregate Liquidity Commitment; provided, however, that the Aggregate Liquidity Commitment shall not be reduced on any day in an amount such that the Aggregate Liquidity Commitment would be less than the sum of (i)(x) the Aggregate Outstanding CP on such day, less (y) the Letter of Credit Amount, plus (ii) the aggregate principal amount of all Liquidity Advances (including any Swing Line Advances) Outstanding (other than Commitment Termination Date Liquidity Advances) on such day net of any amounts on deposit on such day in the Series 1997-1 Collateral Account set aside for the repayment of the principal of Liquidity Advances; provided, further, that any partial reduction shall be at least $5,000,000 and in an integral multiple of $1,000,000. Any such reduction of the Aggregate Liquidity Commitment shall reduce ratably the Liquidity Commitment of each Liquidity Lender.

         (b) The Series 1997-1 Liquidity Agent shall give notice to the Dealers as to any change in the Aggregate Liquidity Commitment promptly after any reduction thereof.

         (c) No termination or reduction of the Aggregate Liquidity Commitment by RFC pursuant to this Section 3.3 shall be effective unless the Series 1997-1 Liquidity Agent or RFC shall have given notice to S&P and Moody's of such termination or reduction.

         SECTION 3.4. Increase of the Aggregate Liquidity Commitment. The Aggregate Liquidity Commitment may be increased from time to time to an amount greater than the amount of the Aggregate Liquidity Commitment on the Series 1997-1 Closing Date through the increase of a Liquidity Lender's Liquidity Commitment or the addition of one or more Eligible Liquidity Lenders as a party to this Series 1997-1 Liquidity Agreement; provided, however, that no such increase shall become effective unless all of the following conditions shall have been satisfied:

                  (a) RFC and the Series 1997-1 Liquidity Agent shall have given their written consent thereto;

                  (b) such Liquidity Lender or Eligible Liquidity Lender, as the case may be, and RFC shall have executed and delivered to the Series 1997-1 Liquidity Agent a Liquidity Commitment Agreement;

                  (c) the Series 1997-1 Enhancement Amount shall be increased to the Series 1997-1 Minimum Enhancement Amount that would be required by the increased Series 1997-1 Maximum Invested Amount resulting from the increase in the Aggregate Liquidity Commitment;

                  (d) the conditions to making Advances under Section 2.01 of the Note Purchase Agreement shall have been met; and

                  (e) the Rating Agencies shall have confirmed in writing that such increase in the Aggregate Liquidity Commitment will not result in the downgrading below A-1 by S&P and P-1 by Moody's or withdrawal of the ratings of the Commercial Paper Notes.

         SECTION 3.5. Extensions of Scheduled Liquidity Commitment Termination Date. Each Liquidity Lender's Scheduled Liquidity Commitment Termination Date may be extended from time to time by a written agreement among RFC, such Liquidity Lender and the Series 1997-1 Liquidity Agent.

         SECTION 3.6. Borrowing Procedures. Borrowings of Revolving Advances, Refunding Advances, Commitment Termination Date Liquidity Advances and Swing Line Advances shall be made in accordance with this Section 3.6.

         SECTION 3.6.1. Revolving Advances. By delivering a Borrowing Request to the Series 1997-1 Liquidity Agent for a borrowing consisting of Revolving Advances, which will be accompanied by telephonic notification, RFC may irrevocably request, (a) in the case of Eurodollar Advances, not later than [11:15 a.m.], New York City time, on not less than three (3) nor more than five
(5) Business Days' prior notice, that a Borrowing be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, or (b) in the case of Base Rate Advances, not later than [11:30 a.m.], New York City time, on the date of such borrowing and, in any case, on not more than five Business Days' prior notice (which notice shall be given in writing), that a Borrowing be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000. On the terms and subject to the conditions of this Series 1997-1 Liquidity Agreement, each such Borrowing shall be comprised of Liquidity Advances of the same type (and, in the case of Eurodollar Advances, shall have the same Interest Period), and shall be made on the Business Day, specified in such Borrowing Request.

         SECTION 3.6.2. Refunding Advances. Upon receipt from the Depositary of notice (not later than [11:00 a.m.], New York City time) pursuant to Section 5(b) of the Depositary Agreement that, on any Business Day that any Commercial Paper Notes mature, the amount required to pay in full all Commercial Paper Notes maturing on such Business Day will be more than the net amount obtained by the issuance of Commercial Paper Notes on such day plus the amount available for payment of such Commercial Paper Notes in the Commercial Paper Account (the amount of such excess, the "Commercial Paper Deficit"), the Series 1997-1 Collateral Agent shall, if such notice contains an instruction from the Depositary to the Series 1997-1 Collateral Agent to deliver a Borrowing Request, by delivering a Borrowing Request to the Series 1997-1 Liquidity Agent (who will notify the other Liquidity Lenders of such Borrowing Request not later than [1:00 p.m.], New York City time) for a Borrowing consisting of Refunding Advances, irrevocably request, not later than [11:30 a.m.], New York City time, on the date of a proposed Borrowing, that a Borrowing be made in an aggregate principal amount equal to the excess of (i) the Commercial Paper Deficit over
(ii) the sum of the aggregate amount, if any, applied or to be applied on such Business Day to the Commercial Paper Deficit from amounts available therefor in the Series 1997-1 Collateral Account and the Series 1997-1 Termination Advance Account that are allocated to the payment of maturing Commercial Paper Notes and from the proceeds of Swing Line Advances being made on such day. On the terms and subject to the conditions of this Series 1997-1 Liquidity Agreement, each such Borrowing shall be initially comprised of Base Rate Advances (subject to conversion in accordance with the provisions of Section 3.8) and shall be made on the Business Day specified in such Borrowing Request. For the purposes of this Section, Commercial Paper Notes maturing on any day which have been paid from an advance made by the Depositary shall nonetheless be deemed to be unpaid.

         SECTION 3.6.3. Swing Line Advances. If on any Business Day that RFC or the Series 1997-1 Collateral Agent, as the case may be, determines that there exists a Commercial Paper Deficit, and the excess of such Commercial Paper Deficit over the sum of the aggregate amount, if any, applied or to be applied on such Business Day to the Commercial Paper Deficit from amounts available therefor in the Series 1997-1 Collateral Account and the Series 1997-1 Termination Advance Account that are allocated to the payment of maturing Commercial Paper Notes is equal to or less than the Swing Line Commitment, RFC or the Series 1997-1 Collateral Agent, as the case may be, shall promptly (and in no case later than [10:30 a.m.] on the date of such discovery) notify the Depositary of such Commercial Paper Deficit and RFC or the Series 1997-1 Collateral Agent, as attorney-in-fact for RFC, may, or the Series 1997-1 Collateral Agent, upon the instruction of the Depositary pursuant to
Section 5(b) of the Depositary Agreement, shall by delivering a Borrowing Request to the Series 1997-1 Liquidity Agent for forwarding to the Swing Line Lender for a Borrowing consisting of a Swing Line Advance, irrevocably request, not later than [11:30 a.m.], New York City time, on the date of a proposed Borrowing, that a Borrowing be made in an aggregate principal amount equal to the least of

                  (a) The Swing Line Commitment minus the aggregate principal amount of all Swing Line Advances then outstanding;

                  (b) the excess, if any, of the Swing Line Lender's Liquidity Commitment as a Liquidity Lender over the aggregate principal amount of all of its Liquidity Advances Outstanding on the date of such proposed Borrowing (without giving effect to such proposed Borrowing); and

                  (c) the excess of the Commercial Paper Deficit over the sum of the aggregate amount, if any, applied or to be applied on such Business Day to the Commercial Paper Deficit from amounts available therefor in the Series 1997-1 Collateral Account and the Series 1997-1 Termination Advance Account that are allocated to the payment of maturing Commercial Paper Notes.

On the terms and subject to the conditions of this Series 1997-1 Liquidity Agreement (including the conditions precedent to borrowing set forth in Section
6.3 hereof), each such Borrowing shall be a Base Rate Advance (subject to conversion in accordance with the provisions of Section 3.8), and shall be made on the Business Day specified in such Borrowing Request. For the purposes of this Section, Commercial Paper Notes maturing on any day which have been paid from an advance made by the Depositary that has not been reimbursed shall nonetheless be deemed to be unpaid. If, after giving effect to any Swing Line Advance requested pursuant to this Section 3.6.3, (a) the aggregate principal amount of Swing Line Advances would be greater than the Swing Line Commitment, or (b) the aggregate principal amount of Swing Line Advances is less than or equal to the Swing Line Commitment and such Swing Line Advances are not repaid within five (5) Business Days or (c) the aggregate principal amount of all Liquidity Advances Outstanding made by the Swing Line Lender would exceed its Liquidity Commitment, then in any such case each Liquidity Lender shall immediately and unconditionally, upon written notice thereof by the Swing Line Lender, make Liquidity Advances to RFC, the proceeds of which will be applied to the repayment of Swing Line Advances made by the Swing Line Lender, in an amount equal to such Liquidity Lender's Percentage of the aggregate principal amount of the Swing Line Advances Outstanding. Notwithstanding Section 6.2 or
Section 6.3, the obligation of the Liquidity Lenders to make Liquidity Advances under this Section 3.6.3 to repay Swing Line Advances shall be unconditional and shall be comprised of Base Rate Advances, subject to conversion in accordance with the provisions of Section 3.8 hereof.

         SECTION 3.6.4. Commitment Termination Date Liquidity Advances. RFC may request each Liquidity Lender, on the Scheduled Liquidity Commitment Termination Date with respect to such Liquidity Lender's Liquidity Commitment, to make a Refunding Advance to RFC on the terms and subject to the conditions of this Series 1997-1 Liquidity Agreement. Any such Commitment Termination Date Liquidity Advance shall not exceed such Liquidity Lender's Overall Percentage of the Aggregate Face Amount on the date of such Commitment Termination Date Liquidity Advance and the aggregate amount of any previously made Liquidity Advances of such Liquidity Lender that are outstanding on such date shall be converted into, and for all purposes of this Agreement shall be treated as, a Commitment Termination Date Liquidity Advance, and with respect to which interest shall accrue and be payable in the manner provided for Revolving Advances in Section 4.2.

         SECTION 3.6.5. Nature of Funding Obligations. The obligations of the Liquidity Lenders hereunder are several and not joint. All Liquidity Advances (other than Swing Line Advances and Commitment Termination Date Liquidity Advances) under this Series 1997-1 Liquidity Agreement shall be made by the Liquidity Lenders simultaneously and proportionately to their respective Percentages, it being understood that, subject to Section 3.2.3, no Liquidity Lender shall be responsible for any failure by any other Liquidity Lender to perform its obligation to make a Liquidity Advance hereunder and that the Liquidity Commitment of any Liquidity Lender shall not be increased or decreased as a result of the failure by any other Liquidity Lender to perform its obligation to make a Liquidity Advance. The failure of any Liquidity Lender to make available to the Series 1997-1 Liquidity Agent its ratable share of any Borrowing shall not relieve any other Liquidity Lender of its obligation hereunder to make available to the Series 1997-1 Liquidity Agent such other Liquidity Lender's pro rata share of such Borrowing on the date such funds are to be made available pursuant to the terms of this Series 1997-1 Liquidity Agreement. Notwithstanding the foregoing, each Liquidity Lender shall continue to be obligated to make Liquidity Advances upon a default by a Liquidity Lender as required by Section 3.2.3.

         SECTION 3.6.6. Failure to Fund by Lender. Unless the Series 1997-1 Liquidity Agent shall have been notified by any Liquidity Lender prior to 1:00 p.m., New York City time, on the date of any Borrowing in respect of any Liquidity Advances that such Liquidity Lender does not intend to make available to the Series 1997-1 Liquidity Agent such Liquidity Lender's Liquidity Advances on such date of Borrowing, the Series 1997-1 Liquidity Agent may assume that such Liquidity Lender has made such amount available to the Series 1997-1 Liquidity Agent on such date of Borrowing and the Series 1997-1 Liquidity Agent in its sole discretion may, but shall not be obligated to, make available to RFC a corresponding amount on such date of Borrowing. If such corresponding amount is not in fact made available to the Series 1997-1 Liquidity Agent by such Liquidity Lender on or prior to a date of Borrowing, such Liquidity Lender agrees to pay to the Series 1997-1 Liquidity Agent forthwith on demand such corresponding amount together with interest thereon, and, if amounts are not otherwise available from the other Liquidity Lenders under Section 3.2.3, then RFC agrees to repay to the Series 1997-1 Liquidity Agent forthwith on the Business Day immediately following the date of demand therefor such corresponding amount together with interest thereon, for each day from the date such amount is made available to RFC until the date such amount is paid or repaid to the Series 1997-1 Liquidity Agent, at (a) in the case of such Liquidity Lender, the Federal Funds Rate for the first Business Day and thereafter at the Base Rate, and (b) in the case of RFC, the interest rate that would be applicable at the time to a Borrowing of Base Rate Advances made on such date of Borrowing. If such Liquidity Lender shall pay to the Series 1997-1 Liquidity Agent such corresponding amount, such amount so paid shall constitute such Liquidity Lender's Liquidity Advance, and if both such Liquidity Lender and RFC shall have paid and repaid, respectively, such corresponding amount, the Series 1997-1 Liquidity Agent shall promptly pay over to RFC such corresponding amount in same day funds, but RFC shall remain obligated for all interest thereon. To the extent any such amount due to the Series 1997-1 Liquidity Agent under this Section 3.6.6 has not been paid in full, the Series 1997-1 Liquidity Agent may make a demand on the Series 1997-1 Collateral Agent to pay such amount in accordance with Sections 2.01 and 5.02(b) of the Series 1997-1 Collateral Agreement. The defaulting Liquidity Lender shall be liable to RFC for any and all damages incurred by RFC resulting from such Liquidity Lender's default.

         SECTION 3.7. Disbursement of Funds. (a) Upon receipt of each Borrowing Request for Refunding Advances or for Revolving Advances, the Series 1997-1 Liquidity Agent shall give to each Liquidity Lender prompt notice thereof and of such Liquidity Lender's share of the Borrowing requested thereby. On or before 2:00 p.m., New York City time, on the proposed Borrowing date, each Liquidity Lender shall deposit with the Series 1997-1 Liquidity Agent same day funds in an amount equal to such Liquidity Lender's Percentage of the requested Borrowing. Such deposit will be made to a deposit account with an institution rated at least A-1 by S&P and P-1 by Moody's established by the Series 1997-1 Liquidity Agent or such other account which the Series 1997-1 Liquidity Agent shall specify from time to time by notice to the Liquidity Lenders (the "Series 1997-1 Liquidity Agent's Account"). No Liquidity Lender's obligation to make any Revolving Advances or Refunding Advances, as the case may be, shall be diminished by any other Liquidity Lender's failure to make any Revolving Advances or Refunding Advances, as the case may be.

         (b) Upon receipt of a Borrowing Request for a Swing Line Advance, the Series 1997-1 Liquidity Agent shall give the Swing Line Lender prompt notice thereof and of the amount of the Borrowing requested thereby. On or before [1:30 p.m.], New York City time, on the date of the proposed Borrowing, the Swing Line Lender shall deposit with the Series 1997-1 Liquidity

Agent in the Series 1997-1 Liquidity Agent's Account in same day funds in an amount equal to the requested Borrowing. Such deposit shall be made to an account which the Series 1997-1 Liquidity Agent shall specify from time to time by notice to the Swing Line Lender.

         (c) Unless the Series 1997-1 Liquidity Agent determines that any condition specified in Section 6.2, in the case of Revolving Advances, or
Section 6.3, in the case of Refunding Advances or Swing Line Advances, has not been satisfied, the Series 1997-1 Liquidity Agent will remit the aggregate of the amounts of (i) Refunding Advances or Swing Line Advances so made available by the Liquidity Lenders (or, in the case of any Swing Line Advance, the Swing Line Lender) to the Commercial Paper Account, (ii) Commitment Termination Date Liquidity Advances so made available by the Liquidity Lenders to the Series 1997-1 Termination Advance Account and (iii) Revolving Advances so made available by the Liquidity Lenders to the Series 1997-1 Collateral Account, in each case not later than 2:00 p.m., New York City time.

         SECTION 3.8. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Series 1997-1 Liquidity Agent (which will give prompt notice to the Liquidity Lenders) on or before 11:15 a.m., New York City time, on a Business Day, RFC may from time to time irrevocably elect that all or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 of any Liquidity Advances be

                  (a) in the case of Base Rate Advances, (i) on not less than three nor more than five Business Days' prior notice, converted into Eurodollar Advances, or (ii) continued as Base Rate Advances; or

                  (b) in the case of Eurodollar Advances, (i) on prior notice given not less than three nor more than five Business Days prior to the end of the related Interest Period, continued as Eurodollar Advances or
         (ii) converted into Base Rate Advances.

In the absence of delivery of a Continuation/Conversion Notice at least three
(3) Business Days prior to the last day of the related Interest Period, in the case of any Eurodollar Advance, such Eurodollar Advance shall, on such last day, automatically convert to a Base Rate Advance. In the absence of delivery of a Continuation/Conversion Notice at least three Business Days prior to the last day of the related Interest Period, in the case of any Base Rate Advance, such Base Rate Advance shall automatically continue as a Base Rate Advance. No portion of the principal amount of any Liquidity Advances Outstanding may be continued as, or be converted into, Eurodollar Advances when any Liquidity Agreement Amortization Event or Potential Liquidity Agreement Amortization Event has occurred and is continuing.

         SECTION 3.9. Eurodollar Funding. (a) Each Liquidity Lender may, if it so elects, fulfill its obligation to make, continue or convert Eurodollar Advances hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Liquidity Lender) to make or maintain such Eurodollar Advance; provided, however, that such Eurodollar

Advance shall nonetheless be deemed to have been made and to be held by such Liquidity Lender, and the obligation of RFC to repay such Eurodollar Advance shall nevertheless be to such Liquidity Lender for the account of such foreign branch, Affiliate or international banking facility.

         (b) RFC shall not be permitted to request, and the Liquidity Lenders shall not be required to maintain, any number of Interest Periods with respect to Eurodollar Advances in effect at any time hereunder in excess of twenty (20).

         SECTION 3.10. Liquidity Advance Notes. Each Liquidity Lender's Revolving Advances and Refunding Advances (including its Commitment Termination Date Liquidity Advance and, in the case of the Swing Line Lender, any Swing Line Advances) under its Liquidity Commitment shall be evidenced by a Revolving Note and a Refunding Note, respectively, each duly executed on behalf of RFC, and each payable to the order of such Liquidity Lender in a maximum principal amount equal in each case to such Liquidity Lender's original Liquidity Commitment (which Revolving Note and Refunding Note shall, unless requested by such Liquidity Lender, be in substantially the form of Exhibits A-2 and B-2, respectively, to this Series 1997-1 Liquidity Agreement and shall be held by the Series 1997-1 Liquidity Agent on behalf of the Liquidity Lenders). RFC hereby irrevocably authorizes each Liquidity Lender to make (or cause to be made) appropriate notations on the grid attached to such Liquidity Lender's Liquidity Advance Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Liquidity Advances evidenced thereby. Such notations shall be conclusive and binding on RFC absent manifest error; provided, however, that the failure of any Liquidity Lender to make any such notation or any error in any such notation shall not limit or otherwise affect any RFC Obligations.


                                   ARTICLE IV

                REPAYMENTS, PREPAYMENTS, INTEREST AND FEES, ETC.

         SECTION 4.1. Repayments and Prepayments. RFC shall repay in full the unpaid principal amount of each Liquidity Advance on the earlier to occur of (i) the Scheduled Maturity Date and (ii) the date all RFC Obligations are declared or otherwise become due and payable under Section 9.2. Prior thereto, RFC shall make repayments and prepayments in accordance with this Section 4.1.

         SECTION 4.1.1. Voluntary Prepayments. From time to time on any Business Day, RFC may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Liquidity Advance; provided, however, that

                  (a) all such voluntary prepayments which are partial prepayments shall be in a minimum aggregate principal amount equal to $1,000,000 and in an integral multiple of $100,000;

                  (b) all such voluntary prepayments shall be applied, unless otherwise specified by RFC, to the payment of, first, Base Rate Advances (pro rata among Base Rate Advances) and second, Eurodollar Advances (pro rata among the Liquidity Lenders with Eurodollar Advances having the same Interest Period in the inverse order of their maturities); and

                  (c) no such voluntary prepayment of any Eurodollar Advance may be made on any day other than the last day of the Interest Period for such Eurodollar Advance unless at least three but no more than five business days' prior written notice has been given to the Series 1997-1 Liquidity Agent and, as required by Section 5.4, breakage fees are paid in connection with such prepayment.

         SECTION 4.1.2. Mandatory Prepayments. (a) Concurrently with any partial reduction or termination of the Aggregate Liquidity Commitment pursuant to
Section 3.3, all funds available on such day in the Series 1997-1 Collateral Account for the payment of Liquidity Advances, as provided in Section 2.01 or 5.02, as applicable, of the Series 1997-1 Collateral Agreement, shall be applied to repay as much of the Liquidity Advances (and interest accrued thereon) as shall be necessary so that the sum of the aggregate principal amount of Liquidity Advances Outstanding (other than Commitment Termination Date Liquidity Advances) plus the Aggregate Outstanding CP will not exceed the Aggregate Liquidity Commitment plus the Letter of Credit Amount after giving effect to such termination or reduction and, to the extent such funds are not sufficient to pay any such excess (and interest accrued thereon), all funds subsequently deposited in the Series 1997-1 Collateral Account and allocated to the payment of Liquidity Advances in accordance with the priorities set forth in Section
2.01 or 5.02, as applicable, of the Series 1997-1 Collateral Agreement shall be applied to pay such excess (and interest accrued thereon) until so paid.

         (b) If, on any Business Day, a Borrowing Base Deficiency or CP Borrowing Base Deficiency, as applicable, exists, all funds available for the payment of Commercial Paper Notes, Liquidity Advances or Support Liquidity Disbursements on such day in the Series 1997-1 Collateral Account, as provided in Section 2.01 or 5.02, as applicable, of the Series 1997-1 Collateral Agreement, shall be (i) first, deposited in the Commercial Paper Account for application to the payment of maturing Commercial Paper Notes and (ii) second, applied to repay Liquidity Advances and Support Liquidity Disbursements (and interest accrued thereon) pro rata in accordance with their outstanding principal amount, in each case, as shall be necessary so that after giving effect to such application there shall be no such Borrowing Base Deficiency or CP Borrowing Base Deficiency, as applicable, and, to the extent such funds or other amounts are not sufficient therefor, all funds subsequently deposited in the Series 1997-1 Collateral Account and allocated to the payment of Liquidity Advances and Support Liquidity Disbursements in accordance with the priorities set forth in Section 2.01 or 5.02, as applicable, of the Series 1997-1 Collateral Agreement shall be applied or set aside for the pro rata application to Liquidity Advances Outstanding and Support Liquidity Disbursements Outstanding until there shall be no such Borrowing Base Deficiency or CP Borrowing Base Deficiency, as applicable.

         (c) Each mandatory payment required by clause (a) (in the case of a reduction or termination pursuant to Section 3.3) or clause (b) above shall, for purposes of Section 9.1.1 and all other provisions of this Series 1997-1 Liquidity Agreement, be due and payable in full on the Business Day on which such reduction or termination or such Borrowing Base Deficiency or CP Borrowing Base Deficiency exists, whether or not sufficient funds are then available to make such payment.

         SECTION 4.2. Interest Provisions. Interest on the principal amount of Liquidity Advances Outstanding shall accrue and be payable in accordance with this Section 4.2.

         SECTION 4.2.1. Rates. (a) Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, RFC may elect that Liquidity Advances comprising a Borrowing accrue interest at a rate per annum:

                  (i) on that portion maintained from time to time as a Base Rate Advance, equal to the Base Rate from time to time in effect; or

                  (ii) on that portion maintained as a Eurodollar Advance, during each Interest Period applicable thereto, equal to the Eurodollar Rate (Reserve Adjusted) for such Interest Period.

         (b) If any Liquidity Lender shall determine in good faith that reserves under Regulation D of the Board of Governors of the Federal Reserve System ("Regulation D") are required to be maintained by it in respect of, or that a portion of its costs of maintaining reserves under Regulation D is properly attributable to, one or more of its Eurodollar Advances, RFC shall pay to such Liquidity Lender additional interest on the unpaid principal amount of each such Eurodollar Advance from the date such reserves were required to be maintained until such principal amount is paid in full or converted into a Base Rate Advance, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Eurodollar Advance from (ii) the rate obtained by dividing such Eurodollar Rate by an amount equal to one minus the Eurodollar Reserve Percentage (expressed as a decimal) of such Liquidity Lender for such Interest Period. Any Liquidity Lender claiming any additional interest payable pursuant to this clause (b) shall provide a written certificate to the Series 1997-1 Liquidity Agent, RFC and the Rating Agencies setting forth the amount of such additional interest and reasonable detail as to the calculation thereof. RFC shall pay such

Liquidity Lender the amount shown as due on any such certificate within thirty
(30) days following the date on which such certificate was delivered to RFC.

         SECTION 4.2.2. Post Default Rates. Without giving effect to Section
5.10 hereof, after the date on which any amount of any Liquidity Advance is due and payable (whether on the last day of a Interest Period, on the Scheduled Maturity Date, on the date on which a mandatory prepayment initially becomes due or upon acceleration or otherwise), or after any other monetary RFC Obligation shall have become due and payable, RFC shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on the principal amount of such Liquidity Advances then outstanding (whether or not the same shall then be due and payable) and each such other monetary RFC Obligation hereunder (but only if the same shall then be due and payable in accordance with the terms of this Series 1997-1 Liquidity Agreement) at a rate per annum equal to a margin of one percent (1%) per annum plus (i) in the case of any Liquidity Advances then outstanding and in respect of which Interest Periods remain in effect, the respective interest rates then applicable to such Liquidity Advances, and (ii) in all other cases, a rate per annum equal to the rate per annum that would then be in effect with respect to a Base Rate Advance.

         SECTION 4.3. Payments of Interest. Accrued interest in respect of each Liquidity Advance shall be payable in arrears (whether by acceleration, demand or otherwise) on each payment date set forth below:

                  (a) with respect to any Base Rate Advance, on the 3rd Business Day of each calendar quarter, beginning with the first such date to occur after such Base Rate Advance is made;

                  (b) with respect to any Eurodollar Advance, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three (3) months, on the three-month anniversary of the commencement of such Interest Period);

                  (c) in the case of any payment or prepayment, in whole or in part, of principal outstanding on any Liquidity Advance, on the amount and on the date of such payment or prepayment;

                  (d) with respect to any Base Rate Advance converted into a Eurodollar Advance on a day when interest would not otherwise have been payable pursuant to clause (a), on the date of such conversion; and

                  (e) on that portion of any Liquidity Advance which is accelerated pursuant to Section 9.2, immediately upon such acceleration.

Interest accrued on Liquidity Advances or other monetary RFC Obligations arising under this Series 1997-1 Liquidity Agreement or any other Related Document after the date such amount is due and payable shall be payable upon demand.

         SECTION 4.4. Computation Basis. Interest accruing based on the Base Rate shall be computed on the basis of the actual number of days elapsed and a 365 (or, if applicable, 366) day year. Interest accruing based on the Eurodollar Rate (Reserve Adjusted) shall be computed on the basis of the actual number of days elapsed and a 360 day year. The Series 1997-1 Liquidity Agent will give notice promptly to RFC, the Series 1997-1 Support Letter of Credit Providers and the Series 1997-1 Collateral Agent of changes in the Eurodollar Rate.

         SECTION 4.5. Fees. (a) Commitment Fee. RFC agrees to pay to the Series 1997-1 Liquidity Agent for the account of each Liquidity Lender an ongoing commitment fee (the "Commitment Fee") equal to the amount specified in that certain fee letter dated as of October __, 1997 between RFC and the Series 1997-1 Liquidity Agent, as such letter may be amended, modified or replaced from time to time (the "Series 1997-1 Liquidity Agent Fee Letter"), such fee to accrue from the Series 1997-1 Closing Date until the Liquidity Commitment Termination Date. The Commitment Fee shall be computed based on the actual number of days elapsed and a year of 365/366 days. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter occurring after the Series 1997-1 Closing Date and on the Liquidity Commitment Termination Date.

         (b) Upfront Fee. RFC agrees to pay to the Series 1997-1 Liquidity Agent for the account of each Liquidity Lender, as applicable, a one time upfront fee (the "Upfront Fee") as specified in the Series 1997-1 Liquidity Agent Fee Letter. In the event that RFC elects to replace such Liquidity Lender pursuant to Section 5.9 of this Series 1997-1 Liquidity Agreement, then such Liquidity Lender shall reimburse RFC for an amount equal to the pro rata portion of the Upfront Fee of such Liquidity Lender (based on the remaining period from the date of such replacement to such Liquidity Lender's Scheduled Commitment Termination Date).


                                    ARTICLE V

                     CERTAIN EURODOLLAR AND OTHER PROVISIONS

         SECTION 5.1. Eurodollar Lending Unlawful. If any Liquidity Lender shall reasonably determine (which determination shall, upon notice thereof to RFC and the other Liquidity Lenders, be conclusive and binding on RFC absent manifest error) that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Liquidity Lender to make, continue or maintain any Liquidity Advance as, or to convert any Liquidity Advance into, a Eurodollar Advance, the obligation of such Liquidity Lender to make, continue or maintain or convert any such Liquidity Advance as a Eurodollar Advance shall, upon such determination, forthwith be suspended until such Liquidity Lender shall notify the Series 1997-1 Liquidity Agent and RFC that the circumstances causing such suspension no longer exist, and RFC shall immediately convert (in the manner provided for in Section 3.8) all Eurodollar Advances of such Liquidity Lender into Base Rate Advances at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 5.2. Deposits Unavailable. If the Series 1997-1 Liquidity Agent shall have reasonably determined that

                  (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to all Reference Lenders in the relevant market; or

                  (b) by reason of circumstances affecting all Reference Lenders' relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Advances; or

                  (c) the Majority Banks have notified the Series 1997-1 Liquidity Agent that, with respect to any interest rate otherwise applicable hereunder to any Eurodollar Advances the Interest Period for which has not then commenced, such interest rate will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective Eurodollar Advances for such Interest Period, then, upon notice from the Series 1997-1 Liquidity Agent to RFC and the Liquidity Lenders, the obligations of all Liquidity Lenders under Section 3.6 and Section 3.8 to make or continue any Liquidity Advance as, or to convert any Liquidity Advances into, Eurodollar Advances shall forthwith be suspended until the Series 1997-1 Liquidity Agent shall notify RFC and the Liquidity Lenders that the circumstances causing such suspension no longer exist.

         SECTION 5.3. Increased Costs, etc. RFC agrees to reimburse each Liquidity Lender for any increase in the cost to such Liquidity Lender of, or any reduction in the amount of any sum receivable by such Liquidity Lender, including reductions in the rate of return on such Liquidity Lender's capital, in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Liquidity Advances as, or of converting (or of its obligation to convert) any Liquidity Advances into, Eurodollar Advances that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation or reinterpretation or phase-in, in each case, after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority, except for such changes with respect to increased capital costs and taxes which are governed by Sections 5.5 and 5.6, respectively; provided, however, that RFC shall have no obligation to pay any such additional amount under this Section 5.3 with respect to any day or days unless such Liquidity Lender shall have notified RFC of its demand therefor within forty-five (45) days of the date upon which such Liquidity Lender has obtained audited information with respect to the fiscal year of such Liquidity Lender in which such day or days occurred. Each such demand shall be provided to the Series 1997-1 Liquidity Agent and RFC in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Liquidity Lender for such increased cost or reduced amount or return. Such additional amounts shall be payable by RFC directly to such Liquidity Lender within five (5) Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on RFC.

         SECTION 5.4. Funding Losses. In the event any Liquidity Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Liquidity Lender to make, continue or maintain any portion of the principal amount of any Liquidity Advance as, or to convert any portion of the principal amount of any Liquidity Advance into, a Eurodollar Advance) as a result of

                  (a) any conversion or repayment or prepayment (for any reason, including, without limitation, as a result of the acceleration of the maturity of a Eurodollar Advance or the assignment of a Eurodollar Advance pursuant to Section 5.9 hereof) of the principal amount of any Eurodollar Advance on a date other than the scheduled last day of the Interest Period applicable thereto;

                  (b) any Liquidity Advance not being made as a Eurodollar Advance in accordance with the Borrowing Request therefor;

                  (c) any Liquidity Advance not being continued as, or converted into, a Eurodollar Advance in accordance with the Continuation/Conversion Notice therefor; or

                  (d) any failure of RFC to prepay any Liquidity Advance after giving notice of prepayment under Section 4.1.1(c),

then, upon the written notice of such Liquidity Lender to RFC (with a copy to the Series 1997-1 Liquidity Agent), RFC shall, within five (5) Business Days of its receipt thereof, pay directly to such Liquidity Lender such amount as will (in the reasonable determination of such Liquidity Lender) reimburse such Liquidity Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on RFC.

         SECTION 5.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation or reinterpretation or phase-in of, in each case after the date hereof, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or reasonably expected to be maintained by any Liquidity

Lender or any Person controlling such Liquidity Lender, and such Liquidity Lender reasonably determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Liquidity Commitment or the Liquidity Advances made by such Liquidity Lender is reduced to a level below that which such Liquidity Lender or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Liquidity Lender to RFC, RFC shall pay an incremental Commitment Fee or increased costs sufficient to compensate such Liquidity Lender or such controlling Person for such reduction in rate of return; provided, however, that RFC shall have no obligation to pay any such additional amount under this Section 5.5 with respect to any day or days unless such Liquidity Lender shall have notified RFC of its demand therefor within forty-five (45) days of the date upon which such Liquidity Lender has obtained audited information with respect to the fiscal year of such Liquidity Lender in which such day or days occurred. A statement of such Liquidity Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail), shall, in the absence of manifest error, be conclusive and binding on RFC; and provided, further, that the initial payment of such increased Commitment Fee shall include a payment for accrued amounts due under this Section 5.5 prior to such initial payment. In determining such additional amount, such Liquidity Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions.

         SECTION 5.6. Taxes. All payments by RFC of principal of, and interest on, the Liquidity Advances and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding in the case of each Liquidity Lender and the Series 1997-1 Liquidity Agent, taxes imposed on or measured by its overall net income, overall receipts or overall assets and franchise taxes imposed on it by the jurisdiction of such Liquidity Lender or the Series 1997-1 Liquidity Agent, as the case may be, in which it is organized or is operating or any political subdivision thereof and, in the case of each Liquidity Lender, taxes imposed on or measured by its overall net income, overall receipts or overall assets or franchise taxes imposed on it by the jurisdiction of such Liquidity Lender's Domestic Office or Eurodollar Office, as the case may be, or any political subdivision thereof (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by RFC hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then RFC will

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Series 1997-1 Liquidity Agent an official receipt or other documentation satisfactory to the Series 1997-1 Liquidity Agent evidencing such payment to such authority; and

                  (c) pay to the Series 1997-1 Liquidity Agent for the account of the Liquidity Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Liquidity Lender will equal the full amount such Liquidity Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Series 1997-1 Liquidity Agent or any Liquidity Lender with respect to any payment received by the Series 1997-1 Liquidity Agent or such Liquidity Lender hereunder, the Series 1997-1 Liquidity Agent or such Liquidity Lender may pay such Taxes and RFC will promptly upon receipt of prior written notice stating the amount of such Taxes pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

         If RFC fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Series 1997-1 Liquidity Agent, for the account of the respective Liquidity Lenders, the required receipts or other required documentary evidence, RFC shall indemnify the Liquidity Lenders and the Series 1997-1 Liquidity Agent for any incremental Taxes, interest or penalties that may become payable by any Liquidity Lender or the Series 1997-1 Liquidity Agent as a result of any such failure. For purposes of this Section 5.6, a distribution hereunder by the Series 1997-1 Liquidity Agent or any Liquidity Lender to or for the account of any Liquidity Lender shall be deemed a payment by RFC.

         Upon the request of RFC or the Series 1997-1 Liquidity Agent, each Liquidity Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the initial due date of any payments hereunder and to the extent permissible under then current law, execute and deliver to RFC and the Series 1997-1 Liquidity Agent on or about the first scheduled payment date in each calendar year thereafter, one or more (as RFC or the Series 1997-1 Liquidity Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Liquidity Lender is exempt from withholding or deduction of Taxes. RFC shall not, however, be required to pay any increased amount under this Section 5.6 to any Liquidity Lender that is organized under the laws of a jurisdiction other than the United States if such Liquidity Lender fails to comply with the requirements set forth in this paragraph.

         SECTION 5.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by RFC pursuant to this Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes and any other CP Program Document shall be made by RFC to the Series 1997-1 Liquidity Agent for the pro rata account, on the basis of Liquidity Advances Outstanding, or if no Liquidity Advances are outstanding, on the basis of Liquidity Commitments, of the Liquidity Lenders entitled to receive such payment. All such payments required to be made to the Series

1997-1 Liquidity Agent by RFC shall be made, without setoff, deduction or counterclaim on the date due, in same day or immediately available funds, to the Series 1997-1 Liquidity Agent's Account. The Series 1997-1 Liquidity Agent shall promptly upon receipt thereof remit in same day funds to each Liquidity Lender its share, if any, of such funds received by the Series 1997-1 Liquidity Agent for the account of such Liquidity Lender. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by the second proviso of the definition of the term "Interest Period" with respect to Eurodollar Advances) be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.

         SECTION 5.8. Sharing of Payments. If any Liquidity Lender shall obtain any payment or other recovery (whether voluntary or involuntary) on account of any Liquidity Advance (other than pursuant to the terms of Sections 5.3, 5.4, 5.5 and 5.6) in excess of its pro rata share of payments, on the basis of Liquidity Advances Outstanding, or if no Liquidity Advances are outstanding, on the basis of Liquidity Commitments, then or therewith obtained by all Liquidity Lenders, such Liquidity Lender shall purchase from the other Liquidity Lenders such participation in Liquidity Advances made by them as shall be necessary to cause such purchasing Liquidity Lender to share the excess payment or other recovery with each of them on a pro rata basis, computed on the basis of each Liquidity Lender's Liquidity Advances Outstanding or Liquidity Commitment, as the case may be, on the date of such computation; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Liquidity Lender, the purchase shall be rescinded and each Liquidity Lender which has sold a participation to the purchasing Liquidity Lender shall repay to the purchasing Liquidity Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Liquidity Lender's ratable share (according to the proportion of

                  (a) the amount of such selling Liquidity Lender's required repayment to the purchasing Liquidity Lender to

                  (b) the total amount so recovered from the purchasing Liquidity Lender)

of any interest or other amount paid or payable by the purchasing Liquidity Lender in respect of the total amount so recovered. RFC agrees that any Liquidity Lender so purchasing a participation from another Liquidity Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Liquidity Lender were the direct creditor of RFC in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Liquidity Lender receives a secured claim to which this Section applies, such Liquidity Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Liquidity Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 5.9. Replacement of Liquidity Lenders. (a) If at any time the credit rating assigned to the short-term obligations of any Liquidity Lender (an "Affected Liquidity Lender") is withdrawn or downgraded below the rating then assigned by S&P or Moody's, respectively, to the Commercial Paper Notes, RFC may, upon five (5) Business Days' prior written notice given to the Series 1997-1 Liquidity Agent and such Affected Liquidity Lender, replace such Affected Liquidity Lender with an Eligible Liquidity Lender or a Liquidity Lender already party to this Series 1997-1 Liquidity Agreement and such replacement shall be made in accordance with clause (a) of Section 11.11.1 and the proviso of clause
(b) of this Section 5.9; provided, however, that no such replacement pursuant to this clause (a) shall be effective unless S&P and Moody's shall have confirmed in writing to RFC and the Series 1997-1 Liquidity Agent that such replacement
(i) would not result in a withdrawal or reduction of the rating by S&P or Moody's of the Commercial Paper Notes below the rating then assigned by such Rating Agency to the Commercial Paper Notes or (ii) if the Commercial Paper Notes are then rated less than A-1 by S&P or P-1 by Moody's, would result in an upgrade of the rating by S&P or Moody's of the Commercial Paper Notes over the rating then assigned by such Rating Agency to the Commercial Paper Notes.

         (b) In the event that (i) any Liquidity Lender shall have notified the Series 1997-1 Liquidity Agent or RFC (and shall not have retracted such notification) that its compliance with any of its obligations hereunder would be unlawful, (ii) any Liquidity Lender fails to extend its Liquidity Commitment upon request, (iii) RFC is required pursuant to Section 4.2.1(b) or Sections 5.3 through 5.6 to make any payment to or on behalf of any Liquidity Lender (or would be so required on or prior to the next following date on which a payment hereunder (other than pursuant to Sections 5.3 through 5.6) is required to be made to or for any such Liquidity Lender) or (iv) any Liquidity Lender shall have failed to fund any Liquidity Advance when required hereunder, then RFC shall have the right, at its own expense, upon notice to such Liquidity Lender and the Series 1997-1 Liquidity Agent, to require such Liquidity Lender, and such Liquidity Lender hereby agrees, to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.11) all the interests, rights and obligations of such Liquidity Lender to an Eligible Liquidity Lender provided by RFC; provided, however, that (w) no such assignment shall conflict with any law, rule, regulation or order of any Governmental Authority, (x) such assignment shall be without recourse, representation and warranty and shall be on terms and conditions reasonably satisfactory to such replaced Liquidity Lender and such replacement Eligible Liquidity Lender, (y) the purchase price paid by such replacement Eligible Liquidity Lender shall be in an amount equal to the aggregate amount of all Liquidity Advances owed to such replaced Liquidity Lender, and (z) RFC or such Eligible Liquidity Lender, as the case may be, shall pay to such replaced Liquidity Lender in same day funds on the date of such assignment the principal of and interest accrued to the date of payment on the Liquidity Advances made by such replaced Liquidity Lender hereunder and all other amounts accrued for such replaced Liquidity Lender's account or owed to it hereunder, including those amounts owed pursuant to Section 4.2.1(b) and Sections 5.3 through 5.6. Any replacement of a Liquidity Lender under Section 5.9(a) or (b) shall give rise to the rebate of the Upfront Fee as specified in the Series 1997-1 Liquidity Agent Fee Letter.

         SECTION 5.10. Order and Priority. Notwithstanding any other provision of this Series 1997-1 Liquidity Agreement (other than Section 4.2.2), the Series 1997-1 Liquidity Agent and the Liquidity Lenders agree that the RFC Obligations to the Series 1997-1 Liquidity Agent and the Liquidity Lenders hereunder shall be payable in the order and priority set forth in Section 2.01 and 5.02(b), as applicable, of the Series 1997-1 Collateral Agreement. The Series 1997-1 Liquidity Agent and the Liquidity Lenders agree that, during any period prior to the eighteen (18) month anniversary of the Amortization Commencement Date that Commercial Paper Notes shall be outstanding (any such period being a "Specified Period"), the RFC Obligations shall be due and payable only to the extent that RFC's assets and the Series 1997-1 Letter of Credit are sufficient to pay the same. If, during any Specified Period, the Liquidity Lenders shall exercise their rights, pursuant to Section 9.2(ii), to accelerate the RFC Obligations, such acceleration shall have the limited effect of (i) causing the interest rates contemplated in Section 4.2.2 to become effective with respect to the outstanding RFC Obligations and (ii) allowing the Liquidity Lenders, in any determination of the Liquidity Lenders' allocative share of any disbursement to be made to Series 1997-1 Secured Parties under the Series 1997-1 Collateral Agreement or otherwise among creditors of RFC, to treat all of the RFC Obligations as then being due and payable. No claims of the Liquidity Lenders arising under or in connection with this Series 1997-1 Liquidity Agreement are intended to be impaired or waived by this Section 5.10.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         SECTION 6.1. Conditions to Effectiveness. This Series 1997-1 Liquidity Agreement shall become effective on the date (the "Series 1997-1 Closing Date") when all of the conditions set forth in Section 6.1 have been satisfied (and each Liquidity Lender's signature hereto evidences that such conditions have been satisfied with respect to such Liquidity Lender).

         SECTION 6.1.1. Organic Documents, Resolutions. The Series 1997-1 Liquidity Agent shall have received: (i) a copy of RFC's certificate of incorporation, including all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and a certified copy of all other Organic Documents of RFC, and such certificate, articles or Organic Documents shall be in form and substance satisfactory to the Series 1997-1 Liquidity Agent and its counsel, and a certificate as to the good standing of RFC as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of RFC dated the Series 1997-1 Closing Date and certifying (A) that attached thereto is a true and complete copy of the Bylaws of RFC as in effect on the Series 1997-1 Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions in form and substance satisfactory to the Series 1997-1 Liquidity Agent and its counsel and duly adopted by the Board of Directors of RFC authorizing the execution, delivery and performance of this Series 1997-1 Liquidity Agreement and each of the other Related Documents to which RFC is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation of RFC has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing this Series 1997-1 Liquidity Agreement and each of the other Related Documents to which RFC is a party or any other document delivered in connection herewith or therewith on behalf of RFC; (iii) a certificate of an Authorized Officer of RFC (other than the Secretary or Assistant Secretary providing the certificate referred to in clause (ii) above) as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Series 1997-1 Liquidity Agent may reasonably request.

         SECTION 6.1.2. Series 1997-1 Liquidity Agreement. The Series 1997-1 Liquidity Agent shall have received executed counterparts of this Series 1997-1 Liquidity Agreement, duly executed by RFC, the Series 1997-1 Liquidity Agent, and each Liquidity Lender.

         SECTION 6.1.3. Liquidity Advance Notes. The Series 1997-1 Liquidity Agent shall have received, for the account of each Liquidity Lender, such Liquidity Lender's Liquidity Advance Notes duly executed and delivered by RFC.

         SECTION 6.1.4. Master Collateral Agency Agreement; Series 1997-1 Collateral Sharing Agreement and Series 1997-1 Collateral Agreement. (a) The Series 1997-1 Liquidity Agent shall have received executed counterparts of the Series 1997-1 Collateral Agreement, dated as of the Series 1997-1 Closing Date, duly executed by RFC, the Series 1997-1 Collateral Agent, the Series 1997-1 Liquidity Agent, the Depositary, the Dealer, the Series 1997-1 Support Letter of Credit Providers, the Enhancement Agent and GM.

         (b) The Series 1997-1 Liquidity Agent shall have received executed counterparts of [the supplement to] the Series 1997-1 Collateral Sharing Agreement, dated as of the Series 1997- 1 Closing Date, duly executed by the Series 1997-1 Collateral Agent.

         (c) The Series 1997-1 Liquidity Agent shall have received executed counterparts of the Second Amended and Restated Master Collateral Agency Agreement, dated as of the Series 1997-1 Closing Date, duly executed by RFC, Republic, the Lessees, NFLP, the Trustee, the Series 1997-1 Collateral Agent and the Master Collateral Agent, designating (i) the Trustee on behalf of the holders of any Shared Collateral Series Notes as a "Financing Source" and any assignee or pledgee of such holders as a "Beneficiary" thereunder with respect to Financed Vehicles and Synthetic Lease Vehicles financed with the proceeds of Series 1997-1 Advances pursuant to the Series 1997-1 Supplement and (ii) NFLP as a "Financing Source" and the Trustee on behalf of the holders of any Shared Collateral Series Notes and any assignee or pledgee thereof as a "Beneficiary" thereunder with respect to Acquired Vehicles financed with the proceeds of Series 1997-1 Advances pursuant to the Series 1997-1 Supplement.

         SECTION 6.1.5. Series 1997-1 Supplement. The Series 1997-1 Liquidity Agent shall have received executed counterparts of the Series 1997-1 Supplement, dated as of the Series 1997-1 Closing Date, duly executed by RFC, the Trustee and the Enhancement Agent, and copies of all documents and opinions required to be delivered to RFC thereunder, and all conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

         SECTION 6.1.6. Series 1997-1 Letter of Credit. The Series 1997-1 Liquidity Agent shall have received executed counterparts of the Series 1997-1 Letter of Credit in form and substance satisfactory to the Series 1997-1 Liquidity Agent, and, in each case, evidence that all conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects. The Series 1997-1 Letter of Credit in an amount equal to the Series 1997-1 Initial Letter of Credit Amount shall have been delivered to the Enhancement Agent and shall be in full force and effect.

         SECTION 6.1.7. Depositary Agreement. The Series 1997-1 Liquidity Agent shall have received executed counterparts of the Depositary Agreement, dated as of the Series 1997-1 Closing Date, duly executed by RFC and the Depositary, and all of the conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

         SECTION 6.1.8. Dealer Agreement. The Series 1997-1 Liquidity Agent shall have received executed counterparts of the Dealer Agreement, dated as of the Series 1997-1 Closing Date, duly executed by RFC and each Dealer, and all of the conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

         SECTION 6.1.9. Series 1997-1 Closing Date Certificate. The Series 1997-1 Liquidity Agent shall have received a Series 1997-1 Closing Date Certificate, dated the Series 1997-1 Closing Date, duly executed and delivered by an Authorized Officer of RFC, in which RFC shall have represented and warranted that the representations and warranties of RFC in the Related Documents are true and correct as of the Series 1997-1 Closing Date and that no Liquidity Agreement Amortization Event, Limited Liquidity Agreement Amortization Event or, to the best of such Authorized Officer's knowledge, Potential Liquidity Agreement Amortization Event has occurred and is continuing, and, at the time such certificate is delivered, the Series 1997-1 Liquidity Agent shall be satisfied that such statements are in fact true and correct.

         SECTION 6.1.10. Accounts. The Commercial Paper Account, the Master Collateral Account, the Series 1997-1 Termination Advance Account, the Series 1997 Collection Account, the Series 1997-1 Collection Account and the Series 1997-1 Collateral Account shall have been established and shall be in full force and effect.

         SECTION 6.1.11. Rating Letters. The Series 1997-1 Liquidity Agent shall have received as of the Series 1997-1 Closing Date a confirmation letter from S&P to the effect that the Commercial Paper Notes shall have been given a rating of at least A-1 by S&P, which rating shall be in full force and effect.

         SECTION 6.1.12.  [Reserved]

         SECTION 6.1.13. Assignments. RFC shall have granted to the Series 1997-1 Collateral Agent a first priority security interest in its right, title and interest in and to the Assigned Collateral.

         SECTION 6.1.14. Board of Directors. The Series 1997-1 Liquidity Agent shall consent to the independent directors on RFC's Board of Directors, which consent shall not be unreasonably withheld.

         SECTION 6.1.15. Solvency Certificate. The Series 1997-1 Liquidity Agent shall have received a certificate, dated the Series 1997-1 Closing Date, and duly executed by a Financial Officer of RFC, in scope and substance satisfactory to the Series 1997-1 Liquidity Agent, to the effect that RFC will be solvent after giving effect to the transactions contemplated by this Series 1997-1 Liquidity Agreement, each of the other Related Documents and the issuance and sale of the Commercial Paper Notes.

         SECTION 6.1.16. Closing Fees and Expenses. The Series 1997-1 Liquidity Agent shall have received for its own account and for the account of the Liquidity Lenders any fees and expenses due and payable pursuant to Sections 4.5 and 11.3 and any fees and expenses due and payable pursuant to any fee letters or commitment letters entered into with any Liquidity Lender and/or the Series 1997-1 Liquidity Agent.

         SECTION 6.1.17. Certified Copy of Manufacturer Program. The Series 1997-1 Liquidity Agent shall have received a copy of the materials delivered pursuant to Sections 4.1(xi)and (xii) of the Series 1997-1 Lease.

         SECTION 6.1.18. Opinions. The Series 1997-1 Liquidity Agent shall have received opinions of counsel being delivered to the Rating Agencies, RFC, NFLP or the Trustee, addressed to the Series 1997-1 Liquidity Agent and the Liquidity Lenders hereto, reasonably satisfactory in form and substance to the Series 1997-1 Liquidity Agent and the Liquidity Lenders.

         SECTION 6.1.19. Offering Materials. Each offering circular, offering memorandum (including, without limitation, the Offering Memorandum) or information circular to be used by RFC or the Dealers in connection with the offer or sale of Commercial Paper Notes, insofar as it describes or refers to the Series 1997-1 Liquidity Agent or any Liquidity Lender, shall be reasonably satisfactory to the Series 1997-1 Liquidity Agent or such Liquidity Lender, respectively.

         SECTION 6.1.20. Satisfactory Legal Form. This Series 1997-1 Liquidity Agreement, each of the other Related Documents and all other documents executed or submitted pursuant hereto or thereto by or on behalf of RFC shall be satisfactory in form and substance to the Series 1997-1 Liquidity Agent and its counsel; and the Series 1997-1 Liquidity Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Series 1997-1 Liquidity Agent or its counsel may have reasonably requested not later than three (3) Business Days prior to the Series 1997-1 Closing Date.

         SECTION 6.1.21. Credit Rating of Initial Liquidity Lenders. As of the Series 1997-1 Closing Date, each initial Liquidity Lender and the Series 1997-1 Letter of Credit Provider shall have a credit rating assigned to its short-term obligations of at least A-1 by S&P and P-1 by Moody's.

         SECTION 6.2. Conditions to the Making of Each Revolving Advance. The obligation of any Liquidity Lender to make any Revolving Advance (including any continuation or conversion thereof pursuant to Section 3.8 except as otherwise specified below) hereunder is subject to the satisfaction of the following conditions:

         SECTION 6.2.1. Representations and Warranties. On the date of the making of such Revolving Advance (other than any continuation or conversion thereof pursuant to Section 3.8) and after giving effect thereto, the representations and warranties of RFC set forth in Article VII hereof, or in any other Related Document to which RFC is a party, and the representations and warranties of NFLP set forth in Article 7 of the Base Indenture, or in any other Related Document to which NFLP is a party, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

         SECTION 6.2.2. No Liquidity Agreement Amortization Event. (a) On the date of the making of such Revolving Advance, continuation or conversion, and after giving effect thereto, no Liquidity Agreement Amortization Event shall have occurred and be continuing.

         (b) On the date of the making of such Revolving Advance (other than any continuation or conversion thereof pursuant to Section 3.8), and after giving effect thereto, no Potential Liquidity Agreement Amortization Event shall have occurred and be continuing.

         SECTION 6.2.3. No Borrowing Base Deficiency. A Borrowing Base Deficiency shall not exist after giving effect to the application of funds in accordance with Section 5.02 of the Series 1997-1 Collateral Agreement and the making of such Revolving Advance, continuation or conversion would not result in a Borrowing Base Deficiency.

         SECTION 6.2.4. Availability. (a) The Series 1997-1 Enhancement Amount shall not have been reduced to zero.

         (b) The aggregate amount of all Borrowings of Liquidity Advances requested by RFC to be made on such day shall not exceed the lesser of (i) the Aggregate Liquidity Commitment minus Liquidity Advances Outstanding (other than Commitment Termination Date Liquidity Advances) net of any amounts on deposit on such day in the Series 1997-1 Collateral Account set aside for the repayment of the principal of Liquidity Advances, and (ii) the Borrowing Base (after giving effect to the use of the proceeds of such Liquidity Advances) minus the sum of
(A) the aggregate Support Liquidity Disbursements Outstanding plus (B) the Aggregate Outstanding CP plus (C) the Outstanding Liquidity Advances net of any amounts on deposit on such day in the Series 1997-1 Collateral Account set aside for the repayment of the principal of Liquidity Advances or Support Liquidity Disbursements.

         SECTION 6.2.5. Attachments. RFC shall not have received notice that any of the Accounts, the Commercial Paper Account or the Series 1997-1 Cash Collateral Account or any funds on deposit in, or otherwise to the credit of any thereof aggregating $100,000 or more are or have become subject to any stay, writ, judgment, warrant of attachment, execution or similar process; provided, however, that if any such stay, writ, judgment, warrant of attachment, execution or similar process is removed or dismissed, RFC may recommence the requesting of Revolving Advances.

         SECTION 6.2.6. Receipt of Monthly Report. The Series 1997-1 Liquidity Agent shall have received, on or prior to the twentieth (20th) day of each month (or if not a Business Day, on the next succeeding Business Day), a Monthly Certificate relating to the Assigned Collateral as of the last Business Day of the immediately preceding month occurring on or immediately preceding such date.

         SECTION 6.2.7. Borrowing Request. The Series 1997-1 Liquidity Agent shall have received a Borrowing Request for such Borrowing.

         SECTION 6.2.8. Borrowing Base Certificate. The Series 1997-1 Liquidity Agent shall have received an Officer's Certificate, dated the date of the making of such Revolving Advance, duly executed and delivered by an Authorized Officer of RFC, certifying the amount of the Borrowing Base as of the close of business on the day immediately preceding such date.

         SECTION 6.2.9. Inability to Issue Commercial Paper Notes. RFC shall be unable to raise, or shall be precluded or prohibited from raising, funds through the issuance of Commercial Paper Notes in the United States commercial paper market at such time.

         SECTION 6.3. Conditions Precedent to the Making of Each Refunding Advance. The obligation of any Liquidity Lender to make any Refunding Advance (including any Commitment Termination Date Liquidity Advance) and of the Swing Line Lender to make any Swing Line Advance shall be subject to the satisfaction of the following conditions at the time of making of such Refunding Advance or Swing Line Advance:

         SECTION 6.3.1. No Bankruptcy. (i) No Event of Bankruptcy of the type described in clauses (a) or (b) of the definition thereof with respect to RFC shall have occurred and be continuing and (ii) no Event of Bankruptcy of the type described in clauses (a) or (b) of the definition thereof with respect to the Series 1997-1 Letter of Credit Provider shall have occurred and be continuing at any time prior to the funding in full of the Series 1997-1 Cash Collateral Account.

         SECTION 6.3.2. Availability. (a) The Series 1997-1 Enhancement Amount shall not have been reduced to zero.

         (b) The aggregate amount of all Borrowings of Liquidity Advances requested by RFC to be made on such day shall not exceed the lesser of (i) the Aggregate Liquidity Commitment minus Liquidity Advances Outstanding (other than Commitment Termination Date Liquidity Advances) net of any amounts on deposit on such day in the Series 1997-1 Collateral Account set aside for the repayment of the principal of Liquidity Advances, and (ii) the Borrowing Base (after giving effect to the use of the proceeds of such Liquidity Advances) minus the sum of
(A) the aggregate Support Liquidity Disbursements Outstanding plus (B) the Aggregate Outstanding CP plus (C) the Outstanding Liquidity Advances net of any amounts on deposit on such day in the Series 1997-1 Collateral Account set aside for the repayment of the principal of Liquidity Advances or Support Liquidity Disbursements.

         SECTION 6.3.3. No Borrowing Base Deficiency. A Borrowing Base Deficiency shall not exist after giving effect to the application of funds in accordance with Section 5.02 of the Series 1997-1 Collateral Agreement and the making of such Refunding Advance, continuation or conversion would not result in a Borrowing Base Deficiency.

         SECTION 6.3.4. Borrowing Request. The Series 1997-1 Liquidity Agent shall have received a Borrowing Request for such Borrowing.

         SECTION 6.3.5. Borrowing Base Certificate. The Series 1997-1 Liquidity Agent shall have received an Officer's Certificate, dated the date of the making of such Refunding Advance or Swing Line Advance, duly executed and delivered by an Authorized Officer of RFC, certifying the amount of the Borrowing Base as of the close of business on the day immediately preceding such date.

         SECTION 6.3.6. Inability to Issue Commercial Paper Notes. RFC shall be unable to raise, or shall be precluded or prohibited from raising, funds through the issuance of Commercial Paper Notes in the United States commercial paper market at such time.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         To induce the Liquidity Lenders and the Series 1997-1 Liquidity Agent to enter into this Series 1997-1 Liquidity Agreement and to make Liquidity Advances hereunder, RFC represents and warrants to the Series 1997-1 Liquidity Agent and each Liquidity Lender as set forth in this Article VII.

         SECTION 7.1. Organization; Power; Qualification. RFC (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization, except where the failure to so qualify is not reasonably likely to have a Material Adverse Effect.

         SECTION 7.2. Authorization; Enforceability. RFC has the corporate power and has taken all necessary corporate action to authorize it to execute, deliver and perform this Series 1997-1 Liquidity Agreement and each of the other Related Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Series 1997-1 Liquidity Agreement has been duly executed and delivered by RFC and is, and each of the other Related Documents to which RFC is a party is, a legal, valid and binding obligation of RFC enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by the availability of equitable remedies.

         SECTION 7.3. Compliance. The execution, delivery and performance, in accordance with their respective terms, by RFC of this Series 1997-1 Liquidity Agreement and each of the other Related Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent, approval, authorization or registration not already obtained or effected, (ii) violate any applicable law with respect to RFC or otherwise, as applicable, (iii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of RFC, or under any indenture, agreement, or other instrument to which RFC is a party or by which its properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by RFC except Permitted Liens.

         SECTION 7.4. Financial Information; Financial Condition. All financial statements (including the notes thereto) referred to in the following sentence and hereafter furnished to the Series 1997-1 Liquidity Agent pursuant to Section 8.1.6(a) hereof have been and will be prepared in accordance with GAAP and do and will present fairly the financial condition of RFC as of the dates thereof and the results of their operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and other presentation items.

         SECTION 7.5. Litigation. There is no action, suit or proceeding pending against or, to the knowledge of RFC, threatened against RFC before any court or arbitrator or any Governmental Authority in which there is a reasonable possibility of any adverse decisions that is likely to have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of this Series 1997-1 Liquidity Agreement or any other Related Document.

         SECTION 7.6. No Security Interest. (A) There is no effective financing statement listing RFC as debtor (other than any which may have been filed on behalf of the Series 1997-1 Collateral Agent) covering any of the Assigned Collateral that is on file in any public office; (B) at the date of each deposit of Deposited Funds in the Commercial Paper Account there are no Liens on the Deposited Funds or the Commercial Paper Account, except the assignment made pursuant to the Series 1997-1 Collateral Agreement in favor of the Series 1997-1 Collateral Agent; and (C) RFC is and will be the lawful owner of (with good and marketable title to), and has and will have beneficial ownership of all Assigned Collateral, free and clear of all Liens except Permitted Liens.

         SECTION 7.7. Employee Benefit Plans. RFC has not established and does not maintain or contribute to any employee benefit plan that is covered by Title IV of ERISA.

         SECTION 7.8. Securities Laws. RFC is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act, and the entering into or performance by RFC of this Series 1997-1 Liquidity Agreement does not violate any provision of such Act and does not require any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other similar governmental or public body or authority. Assuming compliance by each Dealer with the procedures in Section 3 of the applicable Dealer Agreement, the Commercial Paper Notes will be exempt from the registration requirements of the Securities Act of 1933, as amended.

         SECTION 7.9. Regulations G, T, U and X. RFC is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System). Neither RFC nor any Person acting on behalf of any of RFC has taken or will take action to cause the execution, delivery or performance of this Series 1997-1 Liquidity Agreement or the financing or acquisition of the Series 1997-1 Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         SECTION 7.10. Taxes. RFC has filed all tax returns which have been required to be filed by it, and has paid or provided adequate reserves for the payment of all taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than those that are not yet delinquent or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. As of the Series 1997-1 Closing Date, there is no ongoing audit or, to RFC's knowledge, other governmental investigation of the tax liability of RFC and there is no unresolved claim by a taxing authority concerning RFC's tax liability for any period for which returns have been filed or were due other than those contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP.

         SECTION 7.11. Governmental Authorizations. RFC has all licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by it.

         SECTION 7.12. Absence of Default. RFC is in compliance with all of the provisions of its certificate of incorporation and by-laws and no event has occurred or failed to occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes a Liquidity Agreement Amortization Event, Limited Liquidity Agreement Amortization Event or Potential Liquidity Agreement Amortization Event. RFC is not subject to any judgment, decree or final order in an amount exceeding $100,000 pursuant to which it, or any of its properties may be bound or affected.

         SECTION 7.13. Compliance with Requirements of Law. RFC (i) is not in violation of any law, ordinance, rule, regulation or order of any Governmental Authority applicable to it or its property and no such violation has been alleged, (ii) has filed in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all material respects), and (iii) has retained all records and documents required to be retained by it pursuant to any Requirement of Law.

         SECTION 7.14. Accuracy of Information. All certificates, reports, statements, documents and other information furnished to the Series 1997-1 Liquidity Agent or any Liquidity Lender by RFC pursuant to any provision of any Related Document, or in connection with or pursuant to any amendment or modification of, or waiver under, any Related Document, shall, at the time the same are so furnished, be complete and correct in all material respects to the extent necessary to give the Series 1997-1 Liquidity Agent or such Liquidity Lender, as the case may be, true and accurate knowledge of the subject matter thereof, and the furnishing of the same to the Series 1997-1 Liquidity Agent or such Liquidity Lender, as the case may be, shall constitute a representation and warranty by RFC made on the date the same are furnished to the Series 1997-1 Liquidity Agent or such Liquidity Lender, as the case may be, to the effect specified herein.

         SECTION 7.15. Solvency. Both before and after giving effect to the transactions contemplated by this Series 1997-1 Liquidity Agreement and the other Related Documents, RFC is solvent and RFC is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law, or of any other event of the type described in Section 9.1.6 hereof.

         SECTION 7.16. Ownership; Subsidiaries. As of the Series 1997-1 Closing Date, 100% of the common stock of RFC is owned, directly or indirectly, by Republic. As of the Series 1997-1 Closing Date, RFC has no Subsidiaries and owns no capital stock of, or other interest in, any other Person.

         SECTION 7.17. Other Representations. All representations and warranties of RFC made in each Related Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.


                                  ARTICLE VIII

                                    COVENANTS

         SECTION 8.1. Affirmative Covenants. RFC covenants and agrees with the Series 1997- 1 Liquidity Agent and each Liquidity Lender that, until all Liquidity Commitments have terminated and all RFC Obligations have been paid or performed in full, unless the Majority Banks shall otherwise consent in writing, RFC will perform the covenants set forth in this Section 8.1.

         SECTION 8.1.1. Corporate Existence; Foreign Qualification. RFC shall do and cause to be done at all times all things necessary to (i) maintain and preserve its corporate existence and corporate power and authority to own its properties and to carry on its business, (ii) be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and the failure to so qualify is reasonably likely to have a Material Adverse Effect and (iii) comply with all Contractual

Obligations and Requirements of Law binding upon it, except to the extent that the failure to comply therewith is not reasonably likely to, in the aggregate, have a Material Adverse Effect.

         SECTION 8.1.2. Inspections. RFC will permit representatives of the Series 1997-1 Liquidity Agent and, if an Liquidity Agreement Amortization Event shall have occurred and is continuing, representatives of any Liquidity Lender, at RFC's expense, to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times and as often as the Series 1997-1 Liquidity Agent or such Liquidity Lender may reasonably deem appropriate (but not more often than once a month in the case (i) of any Liquidity Lender and (ii) of the Series 1997-1 Liquidity Agent prior to the occurrence of an Liquidity Agreement Amortization Event).

         SECTION 8.1.3. Maintenance of Properties. RFC shall maintain or cause to be maintained (i) in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties necessary for the operation of its businesses, and (ii) good, legal and marketable title to, or a valid leasehold interest in, all of its assets other than in the case of any assets that, in the aggregate, are immaterial.

         SECTION 8.1.4. Accounting Methods; Financial Records. RFC shall maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with such accounting principles and reflecting all transactions required to be reflected by such accounting principles and keep accurate and complete records of its properties and assets.

         SECTION 8.1.5. Compliance with Covenants. RFC will comply with all covenants made by it and contained in each Related Document to which it is a party (subject to the grace periods set forth therein).

         SECTION 8.1.6. Reporting Requirements. Except as otherwise specified below, RFC shall furnish, or cause to be furnished to the Series 1997-1 Liquidity Agent (with sufficient copies for the Series 1997-1 Liquidity Agent to distribute to each of the Liquidity Lenders), each Rating Agency and the
Dealers:

                  (a) promptly upon the delivery by Republic or any Lessee or Servicer to RFC, copies of the financial information and other materials required to be delivered by Republic or any Lessee or Servicer to RFC pursuant to Section 24.7(i), (ii), (iii)(a), (vi),
         (viii) and (xi) of the Series 1997 Lease;

                  (b) at the time of delivery of the items described in clause
         (a) above, a certificate of an officer of RFC that, except as provided in any certificate delivered in accordance with Section 8.1.6 (e), no Liquidity Agreement Amortization Event or (to the best of such officer's knowledge) Potential Liquidity Agreement Amortization Event has occurred or is continuing during such fiscal quarter;

                  (c) on or prior to June 30 of each year, a certificate of a financial officer of RFC certifying (i) that the ratings assigned by the Rating Agencies in respect of the commercial paper issued by RFC have not been withdrawn or downgraded below A-1 by S&P or P-1 by Moody's since the Series 1997-1 Closing Date, (ii) whether any Rating Agency has determined that the Series 1997-1 Minimum Required Enhancement Amount must be increased, (iii) that no change in the Manufacturer Program of any Manufacturer in respect of any new model year shall have given rise to any request on the part of the Rating Agencies that any modification be made to the Series 1997-1 Notes, the Series 1997-1 Supplement, the Series 1997 Lease or any other Related Document, and (iv) that RFC has apprised the Rating Agencies of all material changes in the Manufacturer Programs occurring since the Series 1997-1 Closing Date.

                  (d) on each Business Day when any Liquidity Advance is outstanding RFC shall cause the Series 1997-1 Collateral Agent to provide to the Series 1997-1 Liquidity Agent a statement setting forth
         (A) the maturity date and face amount of each outstanding Commercial Paper Note and (B) the aggregate principal amount of outstanding Liquidity Advances (or, at RFC's option, a statement updating any statement previously provided by RFC to the Series 1997-1 Liquidity Agent which contained such information as of a prior date);

                  (e) promptly upon becoming aware of any Potential Liquidity Agreement Amortization Event or Liquidity Agreement Amortization Event, RFC shall give the Series 1997-1 Liquidity Agent, the Dealers and each Rating Agency notice thereof, together with a certificate of a financial officer of RFC setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by RFC.

                  (f) promptly upon becoming aware thereof, RFC shall give the Series 1997-1 Liquidity Agent, the Dealers and each Rating Agency written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting RFC which is reasonably likely to have a Material Adverse Effect on RFC or the ability of RFC to perform its obligations under this Series 1997-1 Liquidity Agreement or under any other Related Document to which it is a party.

                  (g) as soon as available and in any event within one hundred and twenty (120) days after the end of each fiscal year of RFC financial statements consisting of a balance sheet of RFC as at the end of such fiscal year and statements of income of RFC for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year (if applicable), certified by an officer of RFC as being true and complete in all material respects as of their respective dates.

         SECTION 8.1.7. Taxes and Liabilities. RFC shall pay when due all taxes, assessments and other liabilities, except as contested in good faith and by appropriate proceedings with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, if and so long as forfeiture of any Assigned Collateral will not result from the failure to pay any such taxes, assessments or other material liabilities during the period of any such contest.

         SECTION 8.1.8. Maintenance of Separate Existence. RFC shall (i) maintain in place all policies and procedures, and take and continue to take all actions, described in the factual assumptions set forth in that certain opinion letter issued by Mayer, Brown & Platt, dated [ ], 1997 addressing the issue of substantive consolidation as it may relate to RFC, Republic, NFLP or the Lessees (a copy of which opinion letter RFC hereby acknowledges it has received), (ii) on a semi-annual basis, provide to the Series 1997-1 Liquidity Agent and the Rating Agencies an Officer's Certificate certifying that it is in compliance with its obligations under this Section 8.1.8 and (iii) on an annual basis provide to the Series 1997-1 Liquidity Agent and the Rating Agencies a letter of independent certified public accountants of nationally recognized standing selected by RFC and acceptable to the Rating Agencies, addressed to the Rating Agencies, stating that such accountants have performed certain agreed upon procedures (which procedures shall be agreed to among the Rating Agencies, RFC and such accountants on or before the 60th day after the VFN Closing Date) with respect to the matters referred to in the Officer's Certificate most recently delivered pursuant to clause (1) above.

         SECTION 8.1.9. Maintenance of Enhancement. RFC shall maintain the Series 1997-1 Letter of Credit or other Enhancement for the Series 1997 Variable Funding Notes and, if any, other Shared Collateral Series Notes in a stated amount equal to or greater than the amount required by Moody's and S&P in order to maintain a rating of not less than A-1 by S&P and P-1 by Moody's on the Commercial Paper Notes.

         SECTION 8.1.10. Compliance with Laws. RFC shall (i) not violate any law, ordinance, rule, regulation or order of any Governmental Authority applicable to it or its property, (ii) file in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality and (iii) retain all records and documents required to be retained by it pursuant to any Requirement of Law.

         SECTION 8.1.11. Deliveries; Further Assurances. RFC shall, at its sole expense, execute and deliver, or cause to be executed and delivered, to the Series 1997-1 Liquidity Agent in due form for filing or recording (and pay the cost of filing or recording the same in all public offices reasonably deemed necessary or advisable by the Series 1997-1 Liquidity Agent), such assignments, security agreements, mortgages, consents, waivers, financing statements, and other documents, and do such other acts and things, all as may from time to time be reasonably necessary or desirable to establish and maintain to the satisfaction of the Series 1997-1 Liquidity Agent a valid perfected first-priority Lien on and security interest in all of the Assigned

Collateral now or hereafter existing or acquired, to carry into effect the purposes of this Series 1997-1 Liquidity Agreement or to better assure and confirm unto the Series 1997-1 Liquidity Agent its rights, powers and remedies hereunder.

         SECTION 8.1.12. Further Requests. RFC will promptly furnish to the Series 1997-1 Liquidity Agent with any information or materials reasonably necessary for the Series 1997-1 Liquidity Agent to comply with its obligations under this Series 1997-1 Liquidity Agreement and will promptly furnish to the Series 1997-1 Liquidity Agent and each Rating Agency such other information as, and in such form as, the Series 1997-1 Liquidity Agent or any Rating Agency may reasonably request.

         SECTION 8.1.13. Manufacturer Programs. RFC agrees that it will (i) provide the Series 1997-1 Liquidity Agent and each Rating Agency with at least thirty (30) days' prior written notice of its intention to make Series 1997-1 Advances to NFLP under the Series 1997-1 Supplement for the purchase or financing of Program Vehicles manufactured by any new Manufacturer, (ii) provide the Series 1997-1 Liquidity Agent and each Rating Agency with a copy of the draft Manufacturer Program of such Manufacturer as it then exists at the time of such notice and (iii) certify to the Series 1997-1 Liquidity Agent and the Liquidity Lenders that such new Manufacturer is an Eligible Manufacturer and, if purchasing or financing Program Vehicles, that such Manufacturer Program is an Eligible Manufacturer Program at such time. In no event shall RFC agree, to the extent any consent of RFC is solicited or required by the Manufacturer or any assignor of such Manufacturer Program, to any change in any Manufacturer Program that is reasonably likely to materially adversely affect its rights or the rights of the Series 1997-1 Secured Parties with respect to any Program Vehicles (except for an immaterial number of Vehicles) previously purchased under such Manufacturer Program.

         SECTION 8.1.14. Use of Proceeds of Commercial Paper Notes. RFC shall use the proceeds of the Commercial Paper Notes solely for one or more of the following purposes: (a) to pay matured Commercial Paper Notes when due, in accordance with the Depositary Agreement; (b) to fund Series 1997-1 Advances; and (c) to pay principal of, or interest on, any Liquidity Advance or any other amount payable by RFC under this Series 1997-1 Liquidity Agreement or to reimburse the Series 1997-1 Support Letter of Credit Providers for any Support Liquidity Disbursements and any interest thereon or the Series 1997-1 Cash Collateral Account for any LOC Liquidity Disbursement and any interest thereon.

         SECTION 8.2. Negative Covenants. RFC covenants and agrees with the Series 1997-1 Liquidity Agent and each Liquidity Lender that until all Liquidity Commitments have been terminated and all RFC Obligations have been paid or performed in full, unless the Majority Banks otherwise consent in writing, RFC will perform the obligations set forth in this Section 8.2.

         SECTION 8.2.1. Liens. RFC will not create, incur, assume or permit to exist any Lien upon any of its Assets (including the Assigned Collateral), the Accounts, the Commercial Paper Account, the Series 1997-1 Cash Collateral Account or the Deposited Funds, other than Liens created by or permitted under the Related Documents.

         SECTION 8.2.2. Absence of Certain Actions. RFC will not take any action which would permit Republic or any Lessee or Servicer to have the right to refuse to perform any of its respective obligations under the Series 1997 Lease or permit NFLP to have the right to refuse to perform any of its obligations under the Series 1997-1 Notes or the Series 1997-1 Supplement.

         SECTION 8.2.3. Other Indebtedness. Without (a) the prior written consent of the Majority Banks and (b) the prior receipt of written confirmation of the Rating Agencies that any such action will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by the Rating Agencies, RFC will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than Indebtedness under this Series 1997-1 Liquidity Agreement, Indebtedness evidenced by the Commercial Paper Notes and Indebtedness under or permitted under any other Related Document.

         SECTION 8.2.4. Consolidations and Mergers. RFC will not, except as may be permitted by the express written approval of the Majority Banks and upon the receipt of written confirmation of the Rating Agencies that such action will not result in the downgrading or withdrawal of the then current ratings on the Commercial Paper Notes of the Rating Agencies, merge with or into, enter into any joint venture or other association with, or consolidate with, any other Person.

         SECTION 8.2.5. Sales of Assets. RFC will not sell, lease, transfer, liquidate or otherwise dispose of any Assets, except as contemplated by the Related Documents and provided that the proceeds thereof are paid directly to the Series 1997-1 Collateral Account.

         SECTION 8.2.6. Acquisition of Assets. RFC will not acquire, by long-term or operating lease or otherwise, any Assets, except pursuant to the terms of the Related Documents.

         SECTION 8.2.7. Dividends, Officers' Compensation, etc. RFC will not declare or pay any dividends on any shares of its capital stock or make any other distribution on, or any purchase, redemption or other acquisition of, any shares of its capital stock, or pay any wages or salaries or other compensation to officers, directors, employees or others except out of earnings computed in accordance with GAAP.

         SECTION 8.2.8. Name; Chief Executive Office. RFC will neither (i) change the location of its chief executive office (within the meaning of the UCC) without sixty (60) days' prior notice to the Series 1997-1 Collateral Agent, the Series 1997-1 Liquidity Agent and each Rating Agency nor (ii) change its name without prior notice to the Series 1997-1 Collateral Agent, the Series 1997-1 Liquidity Agent and each

Rating Agency sufficient to allow the Series 1997-1 Collateral Agent to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to perfect the interest of the Series 1997-1 Collateral Agent in the Assigned Collateral pursuant to the Series 1997-1 Collateral Agreement.

         SECTION 8.2.9. Organic Documents. RFC will not amend any of its Organic Documents without the prior written consent of the Majority Banks and confirmation from each of the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the then current rating of the Commercial Paper Notes, except to the extent that such amendment will not adversely affect the bankruptcy protections afforded by such Organic Documents.

         SECTION 8.2.10. Investments. RFC will not make, incur, or suffer to exist any loan, advance, extension of credit to, or other investment in, any Person other than pursuant to the Series 1997 Variable Funding Supplements and the transactions contemplated thereby and with respect to Permitted Investments.

         SECTION 8.2.11. No Other Agreements; Amendments to Related Documents. RFC will not, without the prior written consent of the Majority Banks, (i) enter into or be a party to any material agreement or instrument other than any Related Document or documents and agreements incidental thereto or (ii) amend, modify, waive or give any approval, consent or permission under, any provision of any CP Program Document to which it is a party (other than the Dealer Agreement) except in conformity with the requirements of Section 11.1.

         SECTION 8.2.12. Other Business. RFC will not engage in any business or enterprise or enter into any transaction other than the making of Series 1997-1 Advances to NFLP under the Series 1997-1 Supplement, the related exercise of its rights as a secured creditor, the issuance of Commercial Paper Notes, the incurrence of Indebtedness under this Series 1997-1 Liquidity Agreement and the Series 1997-1 Support Reimbursement Agreement, the incurrence and payment of ordinary course operating expenses and as otherwise contemplated by the Related Documents.

         SECTION 8.2.13. No ERISA Plan or ERISA Plan Contributions. RFC will not establish and will not maintain or contribute to any employee benefit plan that is covered by Title IV of ERISA.

                                   ARTICLE IX

                     LIQUIDITY AGREEMENT AMORTIZATION EVENTS

         SECTION 9.1. Liquidity Agreement Amortization Event. Each of the following events or occurrences described in this Section 9.1 shall constitute a "Liquidity Agreement Amortization Event".

         SECTION 9.1.1. Non-Payment of RFC Obligations. RFC shall (a) fail to repay maturing Commercial Paper Notes when due; (b) fail to make a payment on the Scheduled Maturity Date or prepayment (as a result of a mandatory prepayment requirement under Section 4.1.2) of principal of any Liquidity Advance, within two (2) Business Days of the date on which such payment is due; or (c) fail to make a payment of any interest on any Liquidity Advance, any fees or any other amounts payable hereunder within five (5) Business Days of the date on which such payment is due.

         SECTION 9.1.2. Breach of Warranty. Any representation or warranty made by RFC herein or in any other Related Document to which it is a party shall have been incorrect in any material respect as of the date such representation or warranty is made and shall continue to be incorrect in any material respect for a period of thirty (30) days after the earlier of (i) the date on which written notice thereof shall have been given to RFC by the Series 1997-1 Liquidity Agent or any Liquidity Lender and (ii) the date on which RFC obtains actual knowledge thereof, or any certificate, financial statement or any other material writing furnished by RFC pursuant to this Series 1997-1 Liquidity Agreement or any such other Related Document shall have been incorrect in any material respect when made (or deemed made) and shall continue to be incorrect in any material respect for a period of ten (10) days (other than with respect to any Officer's Certificate delivered with respect to the Borrowing Base, for which such period is one Business Day) after the earlier of (a) the date on which written notice thereof shall have been given to RFC by the Series 1997-1 Liquidity Agent or any Liquidity Lender and (b) the date on which RFC obtains actual knowledge thereof.

         SECTION 9.1.3. Non-Performance of Certain Covenants and RFC Obligations. RFC shall default in the due performance and observance of any of its obligations under Section 8.2 and such default shall continue unremedied for a period of ten (10) days (or thirty (30) days with respect to a default under Section 8.2.1 or 8.2.3) after the earlier of (i) the date on which written notice thereof shall have been given to RFC by the Series 1997-1 Liquidity Agent or any Liquidity Lender and (ii) the date on which RFC obtains actual knowledge thereof.

         SECTION 9.1.4. Non-Performance of Other Covenants and RFC Obligations. RFC shall default in the due performance and observance of any covenant or agreement contained herein or in any other Related Document to which it is a party (other than those specified in Sections 9.1.1, 9.1.2 and 9.1.3), and, in the case of defaults other than with respect to Section 8.1.8 or 8.1.9, such default shall continue unremedied for a period of thirty (30) days after notice thereof shall have been given to RFC by the Series 1997-1 Liquidity Agent or any Liquidity Lender or, in the case of Section 8.1.8 or 8.1.9, such default shall continue unremedied for a period of thirty (30) days after RFC initially becomes aware of such failure to perform or comply with such covenant.

         SECTION 9.1.5. Judgments. Any final and nonappealable (or, if capable of appeal, such appeal is not being diligently pursued or enforcement thereof has not been stayed) judgment or order for the payment of money in excess of $100,000, shall be rendered against RFC and such judgment or order shall continue unsatisfied and unstayed for a period of sixty (60) days.

         SECTION 9.1.6. Bankruptcy, Insolvency, etc. The occurrence of any Event of Bankruptcy with respect to RFC, NFLP or the General Partner.

         SECTION 9.1.7.  [Reserved]

         SECTION 9.1.8. Enforceability of Related Documents. Any of the Related Documents to which RFC is a party or any portion thereof shall not be in full force and effect and enforceable against RFC in accordance with its terms or RFC, Republic, NFLP or any Manufacturer shall so assert in writing.

         SECTION 9.1.9. Amortization Event. Any Amortization Event as defined in
Section 9.1(a), (b), (c), (g), (i) or (j) of the Base Indenture or Article 7 of the Series 1997-1 Supplement or any Lease Event of Default as defined in the Series 1997 Lease shall have occurred and be continuing.

         SECTION 9.1.10. Investment Company. RFC shall have become an "investment company" or shall have become under the "control" of an "investment company" under the Investment Company Act.

         SECTION 9.1.11. Program Downgrade; Failure to Obtain Moody's Rating.
(a) The rating on the Commercial Paper Notes shall have been downgraded to A-2 by S&P or (after issuance of a rating by Moody's) P-2 by Moody's, or less, or withdrawn, and all of the Liquidity Lenders shall have a rating of A-1, or better, by S&P and P-1 by Moody's or (b) RFC shall have failed to deliver to the Liquidity Agent, on or before the thirtieth (30th) day after the VFN Closing Date, a copy of a rating letter issued by Moody's to the effect that the Commercial Paper Notes shall have been given a rating of at least P-1 by Moody's.

         SECTION 9.1.12. Termination of Liquidity Commitments or Reduction of Aggregate Liquidity Commitment. The Liquidity Commitment Termination Date with respect to all Liquidity Lenders shall have occurred or the Aggregate Liquidity Commitment is reduced due to the failure of certain Liquidity Lenders to renew their Liquidity Commitments on any date to

50% or less than the Aggregate Liquidity Commitment in effect immediately prior to such reduction.

         SECTION 9.2. Action if Liquidity Agreement Amortization Event. If any Liquidity Agreement Amortization Event set forth in Sections 9.1.1, 9.1.5, 9.1.6, 9.1.10, 9.1.11 or 9.1.12 shall have occurred and be continuing, the Series 1997-1 Collateral Agent, upon having actual knowledge thereof, without the request or consent of the Series 1997-1 Liquidity Agent or the Majority Banks, in every such event and at any time thereafter during the continuance of such event, shall, and if any other Liquidity Agreement Amortization Event has occurred, the Series 1997-1 Collateral Agent, at the request or with the consent of the Majority Banks conveyed through the Series 1997-1 Liquidity Agent, shall, in every such event and at any time thereafter during the continuance of such event, by notice to RFC and Republic, at the same or different times, notify the Depositary and the Dealers of the occurrence of such Liquidity Agreement Amortization Event, and instruct RFC and the Depositary to cease issuing Commercial Paper Notes and the right of RFC to issue Commercial Paper Notes shall automatically terminate. In addition, the Series 1997-1 Liquidity Agent may, (i) upon the occurrence of any Liquidity Agreement Amortization Event pursuant to Section 9.1.6 with respect to RFC, terminate the Liquidity Commitments hereunder; (ii) upon the occurrence of any event specified in Sections 9.1.1 through 9.1.11 at the request, or with the consent, of Liquidity Lenders then holding, in the aggregate, Liquidity Commitments in excess of 50% of the Aggregate Liquidity Commitment (or, if the Aggregate Liquidity Commitment shall have been terminated, Liquidity Lenders then holding, in the aggregate in excess of 50% of the principal amount of Liquidity Advances then outstanding), by notice to RFC, declare the aggregate principal amount of any Liquidity Advances then outstanding, together with accrued interest and all fees and other RFC Obligations hereunder, immediately due and payable whereupon all such principal, accrued interest, fees and other RFC Obligations hereunder shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by RFC; provided, however, that in the case of any Liquidity Agreement Amortization Event under Section 9.1.6 with respect to RFC, (A) the Liquidity Commitment of each Liquidity Lender shall automatically be terminated and (B) all such principal, interest, fees and other RFC Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by RFC; (iii) instruct RFC to terminate making Series 1997-1 Advances and cease funding the purchase or financing of Vehicles under the Series 1997-1 Supplement and the Series 1997 Lease; and (iv) pursue any other right or remedy under this Series 1997-1 Liquidity Agreement and the other Related Documents or under applicable law or otherwise.

         SECTION 9.3. Limited Liquidity Agreement Amortization Events. Each of the following events or occurrences described in this Section 9.3 shall constitute a "Limited Liquidity Agreement Amortization Event".

         SECTION 9.3.1. Termination of Liquidity Commitment. The Liquidity Commitment of any Liquidity Lender shall have been terminated and RFC shall have failed to replace such Liquidity Lender.

         SECTION 9.3.2. Rating Downgrade of Liquidity Lender. A Rating Downgrade below A-2 by S&P or P-2 by Moody's shall occur and be continuing for sixty (60) days (or such other period permitted by the Rating Agencies) with respect to any Liquidity Lender and such Liquidity Lender shall not have been replaced pursuant to Section 5.9 hereof.

         SECTION 9.4. Action Upon Limited Liquidity Agreement Amortization Event. (a) If any Limited Liquidity Agreement Amortization Event set forth in
Section 9.3.1 shall have occurred and be continuing, then RFC shall not issue Commercial Paper Notes to the extent that after giving effect to such issuance (and the use of proceeds thereof), the Aggregate Face Amount shall exceed the Program Size (reduced by the aggregate Liquidity Commitments of the Liquidity Lenders that have been terminated).

         (b) If any Limited Liquidity Agreement Amortization Event set forth in
Section 9.3.2 shall have occurred and be continuing, then RFC shall not issue Commercial Paper Notes to the extent that after giving effect to such issuance (and the use of proceeds thereof), the Aggregate Face Amount shall exceed the Program Size (reduced by the aggregate Liquidity Commitments of the Affected Liquidity Lenders).


                                    ARTICLE X

                        THE SERIES 1997-1 LIQUIDITY AGENT

         SECTION 10.1. Actions. Each Liquidity Lender hereby appoints CSFB as its Series 1997-1 Liquidity Agent under and for purposes of this Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes and each other Related Document. Each Liquidity Lender hereby authorizes the Series 1997-1 Liquidity Agent to act on behalf of such Liquidity Lender under this Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes and each other Related Document and, in the absence of other written instructions from the Majority Banks received from time to time by the Series 1997-1 Liquidity Agent (with respect to which the Series 1997-1 Liquidity Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Series 1997-1 Liquidity Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Liquidity Lender hereby indemnifies (which indemnity shall survive any termination of this Series 1997-1 Liquidity Agreement) the Series 1997-1 Liquidity Agent, pro rata according to such Liquidity Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Series 1997-1 Liquidity Agent in any way relating to or arising out of this Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes and any other Related Document, including reasonable attorneys' fees, and as to which the Series 1997-1 Liquidity Agent is not reimbursed by RFC; provided, however, that no Liquidity Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Series 1997-1 Liquidity Agent's gross negligence or wilful misconduct. The Series 1997-1 Liquidity Agent shall not be required to take any action hereunder, under the Liquidity Advance Notes or under any other Related Document, or to prosecute or defend any suit in respect of this Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes or any other Related Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Series 1997-1 Liquidity Agent shall be or become, in the Series 1997-1 Liquidity Agent's determination, inadequate, the Series 1997-1 Liquidity Agent may call for additional indemnification from the Liquidity Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 10.2. Series 1997-1 Collateral Agreement. Without limiting the authorizations otherwise set forth in this Article X, each Liquidity Lender hereby authorizes the Series 1997-1 Liquidity Agent to execute and deliver the Series 1997-1 Collateral Agreement and each of the other Related Documents as Series 1997-1 Liquidity Agent and on behalf of such Liquidity Lender, with the same effect as if such Liquidity Lender had executed the Series 1997- 1 Collateral Agreement or such Related Document in its own name. Each Liquidity Lender acknowledges that the Series 1997-1 Collateral Agreement contains certain provisions, including, without limitation, Section 7.02 thereof, which give rise to indemnification obligations in respect of the Series 1997-1 Collateral Agent on the part of such Liquidity Lender and such Liquidity Lender hereby agrees to be bound by such provisions, as the same may from time to time be modified in accordance with the terms of the Series 1997-1 Collateral Agreement and this Series 1997-1 Liquidity Agreement.

         SECTION 10.3. Exculpation. Neither the Series 1997-1 Liquidity Agent nor any of its directors, officers, employees or agents shall be liable to any Liquidity Lender for any action taken or omitted to be taken by it under this Series 1997-1 Liquidity Agreement or any other Related Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Series 1997-1 Liquidity Agreement or any other Related Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Related Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by RFC of its obligations hereunder or under any other Related Document. Any such inquiry which may be made by the Series 1997-1 Liquidity Agent shall not obligate it to make any further inquiry or to take any action. The Series 1997-1 Liquidity Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Series 1997-1 Liquidity Agent believes to be genuine and to have been presented by a proper Person. As to any matters not expressly provided for in this Series 1997-1 Liquidity Agreement or any other Related Document, the Series 1997-1 Liquidity Agent shall not be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks.

         SECTION 10.4. Successor. The Series 1997-1 Liquidity Agent may resign as such at any time upon at least thirty (30) days' prior written notice to RFC and all Liquidity Lenders, and the Series 1997-1 Liquidity Agent may be removed at any time with cause by the Majority Banks. If the Series 1997-1 Liquidity Agent at any time shall resign or be removed, the Majority Banks may appoint (with, if no Potential Liquidity Agreement Amortization Event or Liquidity Agreement Amortization Event then exists, the consent of RFC, which consent shall not be unreasonably withheld or delayed) another Liquidity Lender as a successor Series 1997-1 Liquidity Agent which shall thereupon become the Series 1997-1 Liquidity Agent hereunder. If no successor Series 1997-1 Liquidity Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within thirty (30) days after the retiring Series 1997-1 Liquidity Agent's giving notice of resignation or the Majority Banks' removal of the retiring Series 1997-1 Liquidity Agent, then the retiring Series 1997-1 Liquidity Agent may, on behalf of the Liquidity Lenders, appoint a successor Series 1997-1 Liquidity Agent, which shall be one of the Liquidity Lenders or an Eligible Liquidity Lender. The resignation or removal of the Series 1997-1 Liquidity Agent shall not become effective until a successor Series 1997-1 Liquidity Agent has been appointed and shall have accepted such appointment. Upon the acceptance of any appointment as Series 1997-1 Liquidity Agent hereunder by a successor Series 1997-1 Liquidity Agent, such successor Series 1997-1 Liquidity Agent shall be entitled to receive from the retiring Series 1997-1 Liquidity Agent such documents of transfer and assignment as such successor Series 1997-1 Liquidity Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Series 1997-1 Liquidity Agent, and the retiring Series 1997-1 Liquidity Agent shall be discharged from its duties and obligations under this Series 1997-1 Liquidity Agreement and all other Related Documents. After any retiring Series 1997-1 Liquidity Agent's resignation or removal hereunder as the Series 1997-1 Liquidity Agent, the provisions of

                  (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Series 1997-1 Liquidity Agent under this Series 1997-1 Liquidity Agreement; and

                  (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

         SECTION 10.5. Liquidity Advances by CSFB. CSFB (and any successor thereto in its capacity as Series 1997-1 Liquidity Agent that is also a Liquidity Lender) shall have the same rights and powers with respect to (x) the Liquidity Advances made by it or any of its Affiliates, and (y) the Liquidity Advance Notes held by it or any of its Affiliates as any other Liquidity Lender and may exercise the same as if it were not the Series 1997-1 Liquidity Agent. CSFB (and such successor) and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with RFC or any Affiliate of RFC as if CSFB (and such successor) were not the Series 1997-1 Liquidity Agent hereunder.

         SECTION 10.6. Credit Decisions. Each Liquidity Lender acknowledges that it has, independently of the Series 1997-1 Liquidity Agent and each other Liquidity Lender, and based on such Liquidity Lender's review of the financial information of RFC, Republic and each Lessee, this Series 1997-1 Liquidity Agreement, the other Related Documents (the terms and provisions of which being satisfactory to such Liquidity Lender) and such other documents, information and investigations as such Liquidity Lender has deemed appropriate, made its own credit decision to extend its Liquidity Commitment. Each Liquidity Lender also acknowledges that it will, independently of the Series 1997-1 Liquidity Agent and each other Liquidity Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Series 1997-1 Liquidity Agreement or any other Related Document.

         SECTION 10.7. Copies, etc. The Series 1997-1 Liquidity Agent shall give prompt notice to each Liquidity Lender of each notice or request required or permitted to be given to the Series 1997-1 Liquidity Agent by RFC pursuant to the terms of this Series 1997-1 Liquidity Agreement (unless concurrently delivered to the Liquidity Lenders by RFC). The Series 1997-1 Liquidity Agent will distribute to each Liquidity Lender each document or instrument received for its account and copies of all other communications received by the Series 1997-1 Liquidity Agent from RFC for distribution to the Liquidity Lenders by the Series 1997-1 Liquidity Agent in accordance with the terms of this Series 1997-1 Liquidity Agreement.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.1. Waivers, Amendments, etc. The provisions of this Series 1997-1 Liquidity Agreement and each other CP Program Document to which RFC is a party (other than the Dealer Agreement) may not be amended, modified or waived by RFC, unless (i) prior written notice of such amendment, modification or waiver is given to each of the Rating Agencies, (ii) such amendment, modification or waiver is in writing and consented to in writing by RFC and the Majority Banks and (iii) such amendment, modification or waiver shall not, as evidenced by written confirmation of the Rating Agencies, result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by the Rating Agencies; provided, however, that such written confirmation will not be required in connection with the extension of a

Liquidity Lender's Scheduled Liquidity Commitment Termination Date pursuant to
Section 3.5; provided further, however, that any modification of Section 6.3 or this Section 11.1, any requirement hereunder that any particular action be taken by all the Liquidity Lenders or by the Majority Banks or any change in the definition of the term "Borrowing Base Deficiency", "Eligible Manufacturer", "Eligible Manufacturer Program", "Event of Bankruptcy" or "Majority Banks" or any defined term used for the purpose of any such definition shall require the consent of each Liquidity Lender. Notwithstanding the foregoing, any amendment, waiver or other modification that would

                  (a) increase the Liquidity Commitment or the Percentage of any Liquidity Lender (other than by reason of a Limited Liquidity Agreement Amortization Event) or reduce any fees described in Article IV payable to any Liquidity Lender shall require the consent of such Liquidity Lender;

                  (b) amend the definition of the "Scheduled Maturity Date", the "Scheduled Liquidity Commitment Termination Date", or the "Liquidity Commitment Termination Date" shall require the consent of each Liquidity Lender affected thereby;

                  (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Liquidity Advance of any Liquidity Lender (or reduce the principal amount of or rate of interest on any Liquidity Advance of any Liquidity Lender) or any fees owing to any Liquidity Lender shall require the consent of each Liquidity Lender affected thereby;

                  (d) modify or waive the conditions precedent to the effectiveness of this Series 1997-1 Liquidity Agreement set forth in
         Article VI or the conditions to Liquidity Advances under Section 6.3 shall require the consent of each Liquidity Lender;

                  (e) approve the assignment or transfer by RFC of any of its rights or obligations hereunder or under any other Related Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Liquidity Lender;

                  (f) release any of the Assigned Collateral from the Lien under the Series 1997-1 Collateral Agreement or the Master Collateral Agency Agreement, or release any obligor under any Related Document to which it is a party except pursuant to the express terms of such Related Document shall require the consent of each Liquidity Lender, provided, however, that the Series 1997-1 Collateral Agent or the Master Collateral Agent may release liens on Vehicles and Eligible Receivables in accordance with the Master Collateral Agency Agreement or the Series 1997-1 Collateral Agreement;

                  (g) affect adversely the interests, rights or RFC Obligations of any Liquidity Lender individually in comparison to other Liquidity Lenders shall require the consent of such Liquidity Lender;

                  (h) affect adversely the interests, rights or obligations of either the Series 1997-1 Liquidity Agent or the Series 1997-1 Collateral Agent in its capacity as such shall require the consent of the Series 1997-1 Liquidity Agent or the Series 1997-1 Collateral Agent, as the case may be;

                  (i) amend or otherwise modify any Liquidity Agreement Amortization Event shall require the consent of each Liquidity Lender; or

                  (j) amend or waive any condition precedent to the issuance of the Commercial Paper Notes set forth in Section 2.2 shall without limiting any other provisions in this Section 11.1, require written confirmation from each Rating Agency that such amendment or waiver will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes.

         Notwithstanding the foregoing provisions of this Section 11.1, RFC and the Series 1997- 1 Liquidity Agent may, at any time and from time to time, without the consent of the Liquidity Lenders, enter into any amendment, supplement or other modification to this Series 1997-1 Liquidity Agreement or any other CP Program Document to which RFC is a party to cure any apparent ambiguity or to correct or supplement any provision in this Agreement or such other CP Program Document that may be inconsistent with any other provision herein; provided, however, that (i) any such action shall not have a materially adverse effect on the interests of the Liquidity Lenders and (ii) a copy of such amendment, supplement or other modification is furnished to each Liquidity Lender and each Rating Agency in accordance with the notice provisions hereof not later than ten (10) days prior to the execution thereof by RFC and the Series 1997-1 Liquidity Agent.

         No failure or delay on the part of RFC, the Series 1997-1 Liquidity Agent, any Liquidity Lender or the holder of any Liquidity Advance Note in exercising any power or right under this Series 1997-1 Liquidity Agreement or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on RFC, the Series 1997-1 Liquidity Agent, any Liquidity Lender or the holder of any Liquidity Advance in any case shall entitle them to any notice or demand in similar or other circumstances. No waiver or approval by RFC, the Series 1997-1 Liquidity Agent, any Liquidity Lender or the holder of any Liquidity Advance Note under this Series 1997-1 Liquidity Agreement or any other Related Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 11.2. Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Series 1997-1 Liquidity Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Liquidity Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

         SECTION 11.3. Payment of Costs and Expenses. RFC agrees to pay on demand all reasonable expenses of the Series 1997-1 Liquidity Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Series 1997-1 Liquidity Agent and of local counsel, if any, who may be retained by counsel to the Series 1997-1 Liquidity Agent) in connection with

                  (a) the negotiation, preparation, execution, delivery and administration of this Series 1997-1 Liquidity Agreement and of each other Related Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Series 1997-1 Liquidity Agreement or any other Related Document as may from time to time hereafter be proposed, whether or not the transactions contemplated hereby or thereby are consummated,

                  (b) the consummation of the transactions contemplated by this Series 1997-1 Liquidity Agreement and the other Related Documents, and

                  (c) the preparation and negotiation of the legal opinions of counsel to each Liquidity Lender up to $1,500 per Liquidity Lender.

RFC further agrees to pay, and to save the Series 1997-1 Liquidity Agent and each of the Liquidity Lenders harmless from all liability for, (i) any breach by RFC of any of its RFC Obligations under this Series 1997-1 Liquidity Agreement,
(ii) all reasonable costs incurred by the Series 1997-1 Liquidity Agent or the Liquidity Lenders in enforcing this Series 1997-1 Liquidity Agreement or any Related Document and (iii) any stamp, documentary or other taxes which may be payable in connection with the execution or delivery of this Series 1997-1 Liquidity Agreement, any Borrowing hereunder, or the issuance of the Liquidity Advance Notes or any other Related Documents. RFC also agrees to reimburse the Series 1997-1 Liquidity Agent and each such Liquidity Lender upon demand for all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Series 1997-1 Liquidity Agent or such Liquidity Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any RFC Obligations and (y) the enforcement of any RFC Obligations.

         SECTION 11.4. Indemnification. In consideration of the execution and delivery of this Series 1997-1 Liquidity Agreement by each Liquidity Lender and the extension of the Liquidity Commitments, RFC hereby indemnifies and holds the Series 1997-1 Liquidity Agent and each Liquidity Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Commercial Paper Notes), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Liquidity Advance; or

                  (b) the entering into and performance of this Series 1997-1 Liquidity Agreement and any other Related Document by any of the Indemnified Parties,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, RFC hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 11.4 shall in no event include indemnification for any Taxes (which indemnification is provided in Section 5.6). RFC shall give notice to the Rating Agencies of any claim for Indemnified Liabilities made under this Section.

         SECTION 11.5. Survival. The obligations of RFC under Sections 5.3, 5.4, 5.5, 5.6, 11.3 and 11.4, and the obligations of the Liquidity Lenders under Sections 10.1 and 10.2, shall in each case survive any termination of this Series 1997-1 Liquidity Agreement, the payment in full of all the RFC Obligations and the termination of all Liquidity Commitments.

         SECTION 11.6. Severability. Any provision of this Series 1997-1 Liquidity Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Series 1997-1 Liquidity Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 11.7. Headings. The various headings of this Series 1997-1 Liquidity Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Series 1997-1 Liquidity Agreement or any provisions hereof.

         SECTION 11.8. Execution in Counterparts. This Series 1997-1 Liquidity Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by RFC and the Series 1997-1 Liquidity Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 11.9. Governing Law; Entire Agreement. (a) THIS SERIES 1997-1 LIQUIDITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         (b) This Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes and the other Related Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 11.10. Successors and Assigns. This Series 1997-1 Liquidity Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                  (a) RFC may not assign or transfer its rights or obligations hereunder, other than pursuant to the Series 1997-1 Collateral Agreement, without (i) the prior written consent of the Series 1997-1 Liquidity Agent and all Liquidity Lenders and (ii) written confirmation from each of the Rating Agencies that its then current rating of the Commercial Paper Notes will not be reduced or withdrawn as a result thereof; and

                  (b) the rights of sale, assignment and transfer of the Liquidity Lenders are subject to Section 11.11.

         SECTION 11.11. Sale and Transfer of Liquidity Advances and Notes; Participations in Notes. Each Liquidity Lender may assign, or sell participations in, its Liquidity Advances and Liquidity Commitment to one or more other Persons in accordance with this Section 11.11.

         SECTION 11.11.1. Assignments. (a) At any time after the Series 1997-1 Closing Date each Liquidity Lender may, by prior written notice to the Rating Agencies and the Dealers and with the prior consent of , or (in the case of an assignment to an Affiliate of such Liquidity Lender, if the short term obligations of such Affiliate are rated at least A-1 by S&P and P-1 by Moody's) prior notice to, the Series 1997-1 Liquidity Agent, which consent shall not be unreasonably withheld, and so long as no Liquidity Agreement Amortization Event exists or is continuing, with the prior consent of RFC, which consent shall not be unreasonably withheld (it being understood that consent may be withheld by RFC if such assignment would subject RFC to the payment of any additional amounts pursuant to the provisions of Sections 5.3 through 5.6 hereof), assign to an Eligible Liquidity Lender all or a portion of its Liquidity Advances and Liquidity Commitment and its related rights and obligations under this Series 1997-1 Liquidity Agreement, provided, that (i) each such assignment shall be a constant, and not a varying percentage of the assigning Liquidity Lender's Liquidity Advances and Liquidity Commitment and its related rights and obligations under this Series 1997-1 Liquidity Agreement, (ii) for each assignment involving the issuance and transfer of a Liquidity Advance Note, the assigning Liquidity Lender shall execute a Liquidity Lender Assignment Agreement and RFC hereby consents to execute a replacement Liquidity Advance Note or Notes to be exchanged for any surrendered Liquidity Advance Note or Notes of the assigning Liquidity Lender to give effect to the assignment, (iii) except in the case of an assignment to another Liquidity Lender or an assignment of all of a Liquidity Lender's rights and obligations under this Series 1997-1 Liquidity Agreement, the minimum Liquidity Commitment which shall be assigned is the lesser of such assigning Liquidity Lender's Liquidity Commitment and $10,000,000, (iv) such Eligible Liquidity Lender shall have an office located in the United States, and (v) an assignment (other than an assignment of 100% of its interest) by the Swing Line Lender shall not include any portion of its obligations as the Swing Line Lender. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Liquidity Lender Assignment Agreement, (x) the Eligible Liquidity Lender thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under the related Liquidity Advance Note or Notes have been assigned or negotiated to it pursuant to such Liquidity Lender Assignment Agreement, have such rights and obligations hereunder or under such Liquidity Advance Notes and
(y) the Liquidity Lender making the assignment shall, to the extent that rights and obligations hereunder or under such Liquidity Advance Notes have been assigned or negotiated by it pursuant to such Liquidity Lender Assignment Agreement, relinquish its rights and be released from that portion of its Liquidity Commitment under this Series 1997-1 Liquidity Agreement applicable to the rights so assigned; provided that the Liquidity Lender making the assignment shall not be released from liability to RFC for any acts or omissions of such assignor prior to such assignment. Any Liquidity Lender who makes an assignment shall pay to the Series 1997-1 Liquidity Agent a one-time administrative fee of $3,500.00 which fee shall not be reimbursed by RFC. Accrued interest on that part of the predecessor Liquidity Advance Notes evidenced by the new Liquidity Advance Notes, and accrued fees, shall be paid as provided in the Liquidity Lender Assignment Agreement. Accrued interest on that part of the predecessor Liquidity Advance Notes evidenced by the replacement Liquidity Advance Notes shall be paid to the Liquidity Lender making the assignment. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Liquidity Lender Advance Notes and in this Series 1997-1 Liquidity Agreement.

         (b) By executing and delivering a Liquidity Lender Assignment Agreement, the Liquidity Lender making the assignment thereunder and the Eligible Liquidity Lender that is the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Liquidity Lender Assignment Agreement is made under such Liquidity Lender Assignment Agreement without recourse; (ii) the Liquidity Lender making the assignment makes no representation or warranty and assumes no responsibility with respect to the financial condition of RFC or any Affiliate thereof or the performance or observance by RFC or any Affiliate thereof of any of its obligations under any Related Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such Eligible Liquidity Lender confirms that it has received a copy of this Series 1997-1 Liquidity Agreement, together with copies of any financial statements delivered pursuant to Section 8.1.6(a) and such other Related Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Liquidity Lender Assignment Agreement; (iv) such Eligible Liquidity Lender will, independently and without reliance upon the Series 1997-1 Liquidity Agent, the Liquidity Lender making the assignment or any other Liquidity Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Series 1997-1 Liquidity Agreement; (v) such Eligible Liquidity Lender appoints and authorizes the Series 1997-1 Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes and the other Related Documents as are delegated to the Series 1997-1 Liquidity Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and
(vi) such Eligible Liquidity Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Series 1997-1 Liquidity Agreement are required to be performed by it as a Liquidity Lender and a holder of such Liquidity Advance Notes.

         (c) The Series 1997-1 Liquidity Agent shall maintain at its address referred to herein a copy of each Liquidity Lender Assignment Agreement delivered to and accepted by it.

         (d) Upon its receipt of a Liquidity Lender Assignment Agreement executed by an assigning Liquidity Lender, the Series 1997-1 Liquidity Agent shall give prompt notice thereof to RFC.

         (e) Nothing herein shall prohibit any Liquidity Lender from pledging or assigning without notice to or consent of RFC and without the payment of the administrative fee referred to in Section 11,11,1(a), any Liquidity Advance Note to any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System and other applicable law.

         SECTION 11.11.2. Participations. Each Liquidity Lender may sell participations at its expense without the consent of RFC or the Series 1997-1 Liquidity Agent, to one or more commercial banks or other financial institutions as to all or a portion of its Liquidity Advances, Liquidity Commitment or its other rights and obligations under this Series 1997-1 Liquidity Agreement; provided, that (i) such Liquidity Lender's Liquidity Commitment and other obligations under this Series 1997-1 Liquidity Agreement and the other Related Documents to which it is a party shall remain unchanged, (ii) such Liquidity Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Liquidity Lender shall remain the holder of any Liquidity Advance Notes issued to it for the purpose of this Series 1997-1 Liquidity Agreement, (iv) such participations shall be in a minimum amount of $5,000,000 or such smaller amount as may be agreed to by RFC in its sole discretion, (v) RFC, the Series 1997-1 Liquidity Agent and the other Liquidity Lenders shall continue to deal solely and directly with such Liquidity Lender in connection with such Liquidity Lender's rights and obligations under this Series 1997-1 Liquidity Agreement and the other Related Documents to which such Liquidity Lender is a party and with regard to any and all payments to be made under this Series 1997-1 Liquidity Agreement and (vi) no transferee of a participation, unless such transferee is an Affiliate of the related Liquidity Lender, or is itself a Liquidity Lender, shall be entitled to require such Liquidity Lender to take or refrain from taking any action hereunder or under any other Related Document, except that such Liquidity Lender may agree with any such transferee that such Liquidity Lender will not, without such transferee's consent, take any actions of the type described in the first proviso of Section
11.1 or clauses (a) through (g) and clauses (i) and (j) of Section 11.1; provided, that the participation agreement between a Liquidity Lender and its participants may provide that such Liquidity Lender will obtain the approval of such participant prior to such Liquidity Lender's agreeing to any amendment or waiver of any provisions of this Series 1997-1 Liquidity Agreement which would
(A) extend the maturity of any Liquidity Advance Note, (B) reduce the interest rate under any Liquidity Advance Note, (C) change the amount of or the due date of any scheduled payment of principal, or (D) increase the Liquidity Commitment of the Liquidity Lender granting the participation other than as permitted by
Section 3.4, and (vi) the sale of any such participations which require RFC to file a registration statement with the United States Securities and Exchange Commission or under the securities regulations or laws of any state shall not be permitted.

         SECTION 11.12. Other Transactions. Nothing contained herein shall preclude the Series 1997-1 Liquidity Agent or any other Liquidity Lender from engaging in any transaction, in addition to those contemplated by this Series 1997-1 Liquidity Agreement or any other Related Document, with RFC or any of its Affiliates in which RFC or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 11.13. Bankruptcy Petition Against RFC. The Series 1997-1 Liquidity Agent and each Liquidity Lender hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Commercial Paper Notes Outstanding, it will not institute against, or join any other Person in instituting against, RFC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. In the event that any Liquidity Lender takes action in violation of this Section 11.13, RFC agrees, for the benefit of the Holders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the Liquidity Lender against RFC or the commencement of such action and raise the defense that such Liquidity Lender has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and such Liquidity Lender acting in violation of this Section 11.13 shall be liable for and pay the costs and expenses of RFC incurred in connection therewith. The provisions of this Section 11.13 shall survive the termination of this Series 1997-1 Liquidity Agreement, and, with respect to the Series 1997-1 Liquidity Agent, the resignation or removal of the Series 1997-1 Liquidity Agent and, with respect to any Liquidity Lender, the replacement of such Liquidity Lender.

         SECTION 11.14. Limited Recourse to RFC; No Recourse. (a) The Series 1997-1 Liquidity Agent and each Liquidity Lender agree that the obligations of RFC to the Series 1997- 1 Liquidity Agent and such Liquidity Lender hereunder shall be payable in the order and priority set forth in Section 2.01 and 5.02(b), as applicable, of the Series 1997-1 Collateral Agreement. Such obligations shall be due and payable only to the extent that RFC's assets are sufficient to pay such obligations. No claims of the Series 1997-1 Liquidity Agent or any Liquidity Lender arising under or in connection with the Series 1997-1 Collateral Agreement are intended to be impaired or waived by this
Section 11.14(a).

         (b) Without limitation to the obligations of RFC hereunder, no recourse shall be had for the payment of any amount owing in respect of Liquidity Advances or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Series 1997-1 Liquidity Agreement, the Liquidity Advance Notes or any other Related Document against any stockholder, employee, officer, director, affiliate or incorporator of RFC based on their status as such or their actions in connection therewith; provided, however, nothing in this Section 11.14(b) shall relieve any of the foregoing Persons from any liability which any such Person may otherwise have for its gross negligence or willful misconduct. The provisions of this Section 11.14 shall survive the termination of this Series 1997-1 Liquidity Agreement, and with respect to the Series 1997-1 Liquidity Agent the resignation or removal of the Series 1997-1 Liquidity Agent and with respect to any Liquidity Lender the replacement of such Liquidity Lender.

         SECTION 11.15. Survival of Representations and Warranties. All covenants, agreements, representations and warranties made by RFC herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Series 1997-1 Liquidity Agreement or any other Related Document shall be considered to have been relied upon by the Liquidity Lenders and shall survive the execution and delivery of this Series 1997-1 Liquidity Agreement and the making by the Liquidity Lenders of the Liquidity Advances, and the execution and delivery to the Liquidity Lenders of the Liquidity Advance Notes evidencing such Liquidity Advances, regardless of any investigation made by the Liquidity Lenders or on their behalf and shall continue so long as and until such time as all RFC Obligations hereunder and all Indebtedness under the Commercial Paper Notes shall have been paid in full and the Liquidity Lenders no longer have any Liquidity Commitments hereunder.

         SECTION 11.16. Confidentiality. Each Liquidity Lender agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of RFC, Republic and the applicable Lessee, other than (a) to the Liquidity Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process of which RFC, Republic or the applicable Lessee, as the case may be, has knowledge; provided that a Liquidity Lender may disclose Confidential Information as required by any law, rule or regulation or judicial process of which RFC, Republic or the applicable Lessee, as the case may be, does not have knowledge if such Liquidity Lender is prohibited by law from disclosing such requirement to RFC, Republic or the applicable Lessee, as the case may be, or (c) in the course of litigation with RFC, Republic or the applicable Lessee, the Series 1997-1 Liquidity Agent or any other Liquidity Lender.

         "Confidential Information" means information that RFC, Republic or the applicable Lessee furnishes to a Liquidity Lender on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a disclosure by any Liquidity Lender or other Person to which a Liquidity Lender delivered such information or that is or becomes available to such Liquidity Lender from a source other than RFC, Republic or applicable Lessee, provided that such source is not (1) known to such Liquidity Lender to be bound by a confidentiality agreement with RFC, Republic or the applicable Lessee, as the case may be, or (2) known to such Liquidity Lender to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

         SECTION 11.17. Jurisdiction; Consent to Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST RFC OR ANY LIQUIDITY LENDER WITH RESPECT TO THIS SERIES 1997-1 LIQUIDITY AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS SERIES 1997-1 LIQUIDITY AGREEMENT, RFC AND EACH LIQUIDITY LENDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SERIES 1997-1 LIQUIDITY AGREEMENT. RFC DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AND EACH LIQUIDITY LENDER DESIGNATES AND APPOINTS ITS UNITED STATES DOMESTIC OFFICE SPECIFIED ON THE SIGNATURE PAGES HEREOF, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY RFC OR SUCH LIQUIDITY LENDER IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY RFC

AND EACH LIQUIDITY LENDER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO RFC OR SUCH LIQUIDITY LENDER SO SERVED AT ITS ADDRESS PROVIDED IN THE APPLICABLE SIGNATURE PAGE HERETO, EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY RFC OR SUCH LIQUIDITY LENDER REFUSES TO ACCEPT SERVICE, RFC AND EACH LIQUIDITY LENDER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LIQUIDITY LENDER OR THE AGENT TO BRING PROCEEDINGS AGAINST RFC IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 11.18. Waiver of Jury Trial. THE SERIES 1997-1 LIQUIDITY AGENT, THE LIQUIDITY LENDERS AND RFC HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SERIES 1997-1 LIQUIDITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LIQUIDITY LENDERS OR RFC IN CONNECTION HEREWITH OR THEREWITH. RFC ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SERIES 1997-1 LIQUIDITY AGENT AND THE LIQUIDITY LENDERS ENTERING INTO THIS SERIES 1997-1 LIQUIDITY AGREEMENT.

         SECTION 11.19. Waiver of Set-Off. Each Liquidity Lender hereby waives and relinquishes any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of RFC therein or with respect to any right to payment from RFC, it being understood, however, that nothing contained in this Section 11.19 shall, or is intended to, derogate from the assignment and security interest granted to the Series 1997-1 Collateral Agent under the Series 1997-1 Collateral Agreement or to the Master Collateral Agent under the Master Collateral Agency Agreement or impair any rights of the Liquidity Lenders, the Series 1997-1 Liquidity Agent, the Series 1997-1 Collateral Agent or the Master Collateral Agent thereunder.




                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Series 1997-1 Liquidity Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 REPUBLIC INDUSTRIES FUNDING CORP.


                                 By: /s/ Dwight Jenkins
                                    -----------------------------------------
                                    Name:    Dwight Jenkins
                                    Title:   Vice President and
                                             Assistant Secretary

                                 Address:    7700 France Avenue South
                                             Minneapolis, MN 55435

                                 Attention:  J. Benzian

                                 Facsimile No.: (612) 830-2087

                                 Telephone No.: (612) 830-2552

                                       CREDIT SUISSE FIRST BOSTON,
                                       as Series 1997-1 Liquidity Agent




                                       By: /s/ Robert N. Finney
                                           ---------------------------------
                                           Name: Robert N. Finney
                                             Title: Managing Director


                                       By: /s/ Christian Bourqui
                                           ---------------------------------
                                           Name: Christian Bourqui
                                             Title: Associate


                                       Address:   Eleven Madison Avenue
                                                  New York, NY 10010

                                       Attention: Asset Finance Department

                                       Facsimile No.: (212) 325-9078

                                       Telephone No.: (212) 325-6677

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$160,000,000                           CREDIT SUISSE FIRST BOSTON


                                       By:  /s/ Robert N. Finney
                                            ---------------------------------
                                            Name: Robert N. Finney
                                            Title: Managing Director


                                       By:  /s/ Elizabeth A. Whalen
                                            ---------------------------------
                                            Name: Elizabeth A. Whalen
                                            Title: Associate


                                       Domestic  11 Madison Avenue
                                       Office:   New York, NY 10010


                                       Attention:  Rob Finney

                                       Facsimile No.:  (212) 325-9038

                                       Telephone No.:  (212) 325-8319


                                       Eurodollar  11 Madison Avenue
                                       Office:     New York, NY 10010


                                       Attention:  Rob Finney

                                       Facsimile No.:  (212) 325-9038

                                       Telephone No.:  (212) 325-8319

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            ABN AMRO BANK N.V.


                                       By:  /s/ Thomas J. Eldridge
                                            ---------------------------------
                                            Name: Thomas J. Eldridge
                                            Title: Vice President


                                       By:  /s/ W. Robert Poff
                                            ---------------------------------
                                            Name: W. Robert Poff
                                            Title: Vice President



                                       Domestic  200 South Biscayne Blvd.,
                                       Office:   22nd Floor
                                                 Miami, FL 33131


                                       Attention:  Rita M. Saco

                                       Facsimile No.:  (305) 372-2397

                                       Telephone No.:  (305) 372-1596


                                       Eurodollar  200 South Biscayne Blvd.,
                                       Office:     22nd Floor
                                                   Miami, FL 33131


                                       Attention:  Rita M. Saco

                                       Facsimile No.:  (305) 372-2397

                                       Telephone No.:  (305) 372-1596

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$75,000,000                            BANK BRUSSELS LAMBERT,
                                         NEW YORK BRANCH

                                       By:  /s/ John Kippax
                                            ---------------------------------
                                            Name: John Kippax
                                            Title: Vice President & Manager


                                       By:  /s/ Dominick H. J. Vangaever
                                            ---------------------------------
                                            Name: Dominick H. J. Vangaever
                                            Title: Senior Vice President
                                                   Credit



                                       Domestic  630 Fifth Avenue, 6th Floor
                                       Office:   New York, NY 10111


                                       Attention:  John Kippax

                                       Facsimile No.:  (212) 333-5786

                                       Telephone No.:  (212) 632-5316


                                       Eurodollar  630 Fifth Avenue, 6th Floor
                                       Office:     New York, NY 10111


                                       Attention:  John Kippax

                                       Facsimile No.:  (212) 333-5786

                                       Telephone No.:  (212) 632-5316

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$115,000,000                           BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION

                                       By:  /s/ Rahul Arora
                                            ---------------------------------
                                            Name: Rahul Arora
                                            Title: as Attorney-in-Fact


                                       Domestic  231 South LaSalle Street,
                                       Office:   Suite 1611
                                                 Chicago, IL 60697


                                       Attention:  Prakash Wadhwani

                                       Facsimile No.:  (312) 923-0273

                                       Telephone No.:  (312) 923-0603



                                       Eurodollar  231 South LaSalle Street,
                                       Office:     Suite 1611
                                                   Chicago, IL 60697


                                       Attention:  Prakash Wadhwani

                                       Facsimile No.:  (312) 923-0273


                                       Telephone No.:  (312) 923-0603

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            BANK OF MONTREAL
                                         - CHICAGO BRANCH

                                       By:  /s/ Edward McGuire
                                            ---------------------------------
                                            Name: Edward McGuire
                                            Title: Director


                                       Domestic  115 South LaSalle Street,
                                       Office:   12th Floor
                                                 Chicago, IL 60603


                                       Attention:  Ilona Nickols

                                       Facsimile No.:  (312) 750-4314

                                       Telephone No.:  (312) 750-6041


                                       Eurodollar  115 South LaSalle Street,
                                       Office:     12th Floor
                                                   Chicago, IL 60603


                                       Attention:  Ilona Nickols

                                       Facsimile No.:  (312) 750-4314

                                       Telephone No.:  (312) 750-6041

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$50,000,000                            THE BANK OF NEW YORK


                                       By:  /s/ David Siegel
                                            ---------------------------------
                                            Name: David Siegel
                                            Title: Vice President


                                       Domestic  One Wall Street, 22nd Floor
                                       Office:   New York, NY 10166


                                       Attention:  David Siegel

                                       Facsimile No.:  (212) 635-6434

                                       Telephone No.:  (212) 635-1489


                                       Eurodollar  101 Barclay Street
                                       Office:     New York, NY 10007


                                       Attention:  Commercial Loan Servicing
                                                   Department

                                       Facsimile No.:  (212) 635-6434

                                       Telephone No.:  (212) 635-1489

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            THE BANK OF NOVA SCOTIA


                                       By:  /s/ W.J.G. Brown
                                            ---------------------------------
                                            Name: W.J.G. Brown
                                            Title: Vice President


                                       Domestic  600 Peachtree Street, N.E.
                                       Office:   Suite 2700
                                                 Atlanta, GA 30308


                                       Attention:  Jeff Lents

                                       Facsimile No.:  (404) 888-8998

                                       Telephone No.:  (404) 877-1559


                                       Eurodollar  600 Peachtree Street, N.E.
                                       Office:     Suite 2700
                                                   Atlanta, GA 30308


                                       Attention:  Jeff Lents

                                       Facsimile No.:  (404) 888-8998

                                       Telephone No.:  (404) 877-1559

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            THE BANK OF TOKYO
                                         - MITSUBISHI, LTD.,
                                           NEW YORK BRANCH



                                       By:  /s/ Joseph Devoe
                                            ---------------------------------
                                            Name: Joseph Devoe
                                            Title: Attorney-In-Fact


                                       Domestic  1251 Avenue of the Americas,
                                       Office:   12th Floor
                                                 New York, NY 10020-1104


                                       Attention:  Mr. Rolando Uy

                                       Facsimile No.:  (212) 782-5635

                                       Telephone No.:  (212) 782-5637


                                       Eurodollar  1251 Avenue of the Americas,
                                       Office:     12th Floor
                                                   New York, NY 10020-1104



                                       Attention:  Mr. Rolando Uy

                                       Facsimile No.:  (212) 782-5635

                                       Telephone No.:  (212) 782-5637

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$50,000,000                            BANQUE NATIONALE DE PARIS


                                       By:  /s/ Mike Shryock
                                            ---------------------------------
                                            Name: Mike Shryock
                                            Title: Vice President


                                       Domestic  333 Clay Street, Suite 34000
                                       Office:   Houston, Texas 77002


                                       Attention:  John Stacy

                                       Facsimile No.:  (713) 659-1414

                                       Telephone No.:  (713) 951-1222


                                       Eurodollar  333 Clay Street, Suite 3400
                                       Office:     Houston, Texas 77002


                                       Attention: John Stacy

                                       Facsimile No.:  (713) 659-1414

                                       Telephone No.:  (713) 951-1222

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            BAYERISCHE VEREINSBANK AG,
                                       New York Branch

                                       By:  /s/ Brian Campbell
                                            ---------------------------------
                                            Name: Brian Campbell
                                            Title: Vice President



                                       By:  /s/ Pamela Gillons
                                            ---------------------------------
                                            Name: Pamela Gillons
                                            Title: Assistant Treasurer


                                       Domestic  335 Madison Avenue, 19th Floor
                                       Office:   New York, NY 10017-4679


                                       Attention:  Renee Dudley

                                       Facsimile No.:  (212) 880-6910

                                       Telephone No.:  (212) 880-9724


                                       Eurodollar Bayerische Vereinsbank, Cayman
                                       Office:    Islands
                                                  In c/o Bayerische Vereinsbank
                                                  NY
                                                  335 Madison Avenue, 19th Floor
                                                  New York, NY 10017-4679

                                       Attention:  Renee Dudley

                                       Facsimile No.:  (212) 880-9780

                                       Telephone No.:  (212) 880-9724

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$50,000,000                            BHF - BANK AKTIENGESELLSCHAFT


                                       By:  /s/ Linda Pace
                                            ---------------------------------
                                            Name: Linda Pace
                                            Title: Vice President



                                       By:  /s/ Tom Seifo
                                            ---------------------------------
                                            Name: Tom Seifo
                                            Title: Assistant Vice President



                                       Domestic  590 Madison Avenue, 30th Floor
                                       Office:   New York, NY 10017


                                       Attention:  Sharon Fong

                                       Facsimile No.:  (212) 756-5536

                                       Telephone No.:  (212) 756-5503


                                       Eurodollar Grand Cayman Branch
                                       Office:    590 Madison Avenue, 30th Floor
                                                  New York, NY 10017



                                       Attention:  Sharon Fong

                                       Facsimile No.:  (212) 756-5536

                                       Telephone No.:  (212) 756-5503

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$115,000,000                           THE CHASE MANHATTAN BANK


                                       By:  /s/ Peter M. Hayes
                                            ---------------------------------
                                            Name: Peter M. Hayes
                                            Title: Vice President


                                       Domestic  270 Park Avenue, 48th Floor
                                       Office:   New York, NY 10017


                                       Attention:  Peter Hayes, Vice President

                                       Facsimile No.:  (212) 270-1629

                                       Telephone No.:  (212) 270-5698


                                       Eurodollar  1 Chase Manhattan Plaza,
                                       Office:     8th Floor
                                                   New York, NY 10018


                                       Attention:  Renee Pierre-Louis
                                                    - Loan Agency Group

                                       Facsimile No.:  (212) 552-7500

                                       Telephone No.:  (212) 552-7322

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$115,000,000                           CITIBANK, N.A.


                                       By:  /s/ John Schwarz
                                            ---------------------------------
                                            Name: John Schwarz
                                            Title: Attorney-in-Fact


                                       Domestic  399 Park Avenue
                                       Office:   New York, NY 10022


                                       Attention:  John Schwarz

                                       Facsimile No.:  (212) 559-1451

                                       Telephone No.:  (212) 935-6220


                                       Eurodollar  399 Park Avenue
                                       Office:     New York, NY 10022


                                       Attention:  John Schwarz

                                       Facsimile No.:  (212) 559-1451

                                       Telephone No.:  (212) 935-6220

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$75,000,000                            COMMERZBANK AKTIENGESELLSCHAFT,
                                         ATLANTA AGENCY


                                       By:  /s/ Harry P. Yergey
                                            ---------------------------------
                                            Name: Harry P. Yergey
                                            Title: SVP & Manager



                                       By:  /s/ Eric R. Kagerer
                                            ---------------------------------
                                            Name: Eric R. Kagerer
                                            Title: Vice President



                                       Domestic  1230 Peachtree Street NE,
                                       Office:   Suite 3500
                                                 Atlanta, GA 30309


                                       Attention:  Petra Conroy

                                       Facsimile No.:  (404) 888-6539

                                       Telephone No.:  (404) 888-6531


                                       Eurodollar  1230 Peachtree Street NE,
                                       Office:     Suite 3500
                                                   Atlanta, GA 30309


                                       Attention:  Mark Wortmann

                                       Facsimile No.:  (404) 888-6539

                                       Telephone No.:  (404) 888-6518

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$75,000,000                            DEN DANSKE BANK AKTIESELSKAB,
                                         NEW YORK BRANCH


                                       By:  /s/ Mogens Sondergaard
                                            ---------------------------------
                                            Name: Mogens Sondergaard
                                            Title: Vice President



                                       By:  /s/ Henrik Ibsen
                                            ---------------------------------
                                            Name: Henrik Ibsen
                                            Title: Assistant Vice President



                                       Domestic  280 Park Avenue
                                       Office:   New York, NY 10017


                                       Attention:  Loan Administrative
                                                   Department

                                       Facsimile No.:  (212) 490-0252

                                       Telephone No.:  (212) 984-8462


                                       Eurodollar  280 Park Avenue
                                       Office:     New York, NY 10017


                                       Attention:  Loan Administrative
                                                   Department

                                       Facsimile No.:  (212) 490-0252

                                       Telephone No.:  (212) 984-8462

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER


$95,000,000                            DEUTSCHE BANK AG,
                                         NEW YORK BRANCH,
                                       A/O CAYMAN ISLANDS BRANCH


                                       By:  /s/ Belinda J. Wheeler
                                            ---------------------------------
                                            Name: Belinda J. Wheeler
                                            Title: Vice President



                                       By:  /s/ Hans-Josef Thiele
                                            ---------------------------------
                                            Name: Hans-Josef Thiele
                                            Title: Director



                                       Domestic  31 W. 52nd Street
                                       Office:   New York, NY 10019


                                       Attention:  Richard Agnolet

                                       Facsimile No.:  (212) 469-4113

                                       Telephone No.:  (212) 469-4138


                                       Eurodollar  31 W. 52nd Street
                                       Office:     New York, NY 10019


                                       Attention:  Richard Agnolet

                                       Facsimile No.:  (212) 469-4113

                                       Telephone No.:  (212) 469-4138

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                         ATLANTA AGENCY


                                       By:  /s/ Kazuo Iida
                                            ---------------------------------
                                            Name: Kazuo Iida
                                            Title: General Manager


                                       Domestic  191 Peachtree Street NE,
                                       Office:   Suite 3600
                                                 Atlanta, GA 30303


                                       Attention:  Mary Charles Hott

                                       Facsimile No.:  (404) 577-6818

                                       Telephone No.:  (404) 420-3308


                                       Eurodollar  191 Peachtree Street NE,
                                       Office:     Suite 3600
                                                   Atlanta, GA 30303


                                       Attention:  Mary Charles Hott

                                       Facsimile No.:  (404) 577-6818

                                       Telephone No.:  (404) 420-3308

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            ING (U.S.) CAPITAL CORPORATION


                                       By:  /s/ Michael G. Plunkett
                                            ---------------------------------
                                            Name: Michael G. Plunkett
                                            Title: Vice President


                                       Domestic  135 East 57th Street
                                       Office:   New York, NY 10022


                                       Attention:  Jennifer Wikoff,
                                                   Senior Associate

                                       Facsimile No.:  (212) 593-3362

                                       Telephone No.:  (212) 409-0578


                                       Eurodollar
                                       Office:     Foreign Exchange Desk


                                       Attention:  Robert Savino

                                       Facsimile No.:  (212) 409-6125

                                       Telephone No.:  (212) 409-6110

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            MORAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By:  /s/ Jeffrey Hwang
                                            ---------------------------------
                                            Name: Jeffrey Hwang
                                            Title: Vice President


                                       Domestic  60 Wall Street, 22nd Floor
                                       Office:   New York, NY 10260-0060


                                       Attention:  Jeff Hwang

                                       Facsimile No.:  (212) 648-5014

                                       Telephone No.:  (212) 648-6503


                                       Eurodollar  Morgan Guaranty Trust
                                       Office:      Company of New York,
                                                   Nassau, Bahamas Office
                                                    c/o/ JP Morgan Services,
                                                    Inc. Loan Operations,
                                                    3rd Floor
                                                    500 Stanton Christiana Road
                                                    Newark, DE 19713

                                       Attention:  Robin Wood

                                       Facsimile No.:  (302) 634-1092

                                       Telephone No.:  (302) 634-6221

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            COOPRATIEVE CENTRAL RAIFFEISEN-
                                         BOERENLEENBANK B.A.,
                                         "RABOBANK NEDERLAND"
                                         NEW YORK BRANCH


                                       By:  /s/ Dana W. Hemenway
                                            ---------------------------------
                                            Name: Dana W. Hemenway
                                            Title: Vice Presdent



                                       By:  /s/ W. Pieter C. Kodde
                                            ---------------------------------
                                            Name: W. Pieter C. Kodde
                                            Title: Vice President



                                       Domestic  245 Park Avenue, 38th Floor
                                       Office:   New York, NY 10167


                                       Attention:  Corporate Services Department

                                       Facsimile No.:  (212) 916-7800

                                       Telephone No.:  (212) 818-0223


                                       Eurodollar  245 Park Avenue, 38th Floor
                                       Office:     New York, NY 10167


                                       Attention:  Corporate Services Department

                                       Facsimile No.:  (212) 916-7800

                                       Telephone No.:  (212) 818-0223

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            SOCIETE GENERALE


                                       By:  /s/ Ralph Saheb
                                            ---------------------------------
                                            Name: Ralph Saheb
                                            Title: Vice President and Manager


                                       Domestic  2001 Ross Avenue, Suite 4800
                                       Office:   Dallas, TX 75201


                                       Attention:  Lia Guerra

                                       Facsimile No.:  (214) 754-0171

                                       Telephone No.:  (214) 979-2769


                                       Eurodollar  2001 Ross Avenue, Suite 4800
                                       Office:     Dallas, TX 75201


                                       Attention:  Lia Guerra

                                       Facsimile No.:  (214) 754-0171

                                       Telephone No.:  (214) 979-2769

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$95,000,000                            WESTDEUTSCHE LANDSBANK
                                       GIROZENTRALE,
                                         NEW YORK BRANCH


                                       By:  /s/ Salvatore Battinelli
                                            ---------------------------------
                                            Name: Salvatore Battinelli
                                            Title: Vice President
                                                   Credit Department



                                       By:  /s/ Anne Lacombe
                                            ---------------------------------
                                            Name: Anne Lacombe
                                            Title: Vice President
                                                   Asset Securitization


                                       Domestic 1211 Avenue of the Americas,
                                       Office:  23rd Floor
                                                New York , NY 10019


                                       Attention:  Securitization

                                       Facsimile No.:  (212) 852-6340

                                       Telephone No.:  (212) 768-4781


                                       Eurodollar  1211 Avenue of the
                                       Office:     Americas, 23rd Floor
                                                   New York , NY 10019


                                       Attention:  Securitization

                                       Facsimile No.:  (212) 852-6340

                                       Telephone No.:  (212) 768-4781

LIQUIDITY COMMITMENT                   LIQUIDITY LENDER

$50,000,000                            FIRST UNION NATIONAL BANK


                                       By:  /s/ Ralph L. Kelly
                                            ---------------------------------
                                            Name: Ralph L. Kelly
                                            Title: Vice President


                                       Domestic  225 Water Street, MC FL0060,
                                       Office:   Jacksonville, FL 32202


                                       Attention:  Missy Morgan

                                       Facsimile No.:  (305) 883-4198

                                       Telephone No.:  (305) 883-4165


                                       Eurodollar  225 Water Street, MC FL0060,
                                       Office:     Jacksonville, FL 32202


                                       Attention:  Missy Morgan

                                       Facsimile No.:  (305) 883-4198

                                       Telephone No.:  (305) 883-4165